Exhibit 10.4

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS AND SECURITY INTERESTS GRANTED TO THE ADMINISTRATIVE AGENT FOR ITSELF AND THE OTHER SECURED PARTIES PURSUANT TO THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT IN ANY COLLATERAL AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE ADMINISTRATIVE AGENT WITH RESPECT TO ANY COLLATERAL HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, DATED AS OF THE DATE HEREOF (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG INTERLINE BRANDS, INC., A NEW JERSEY CORPORATION, INTERLINE BRANDS, INC., A DELAWARE CORPORATION, THE OTHER GRANTORS FROM TIME TO TIME PARTY HERETO, BANK OF AMERICA, N.A., AS REVOLVING FACILITY AGENT, AND BARCLAYS BANK PLC, AS FIRST LIEN ADMINISTRATIVE AGENT AND AS FIRST LIEN SECURITY AGENT, AND CERTAIN OTHER PERSONS PARTY OR THAT MAY BECOME PARTY THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this “Security Agreement”) is entered into as of March 17, 2014 by and among INTERLINE BRANDS, INC., a New Jersey corporation (the “Company”), and the subsidiaries of the Company listed on the signature pages hereto (together with the Company, the “Initial Grantors,” and collectively with any additional subsidiaries or other affiliates of the Company, whether now existing or hereafter formed which become parties to this Security Agreement, the “Grantors”, and each, a “Grantor”), and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Secured Parties (as defined below) in connection with the Credit Agreement referred to below.

RECITALS

A. The Company, Wilmar Holdings, Inc., a Delaware corporation (“Wilmar Holdings”), and Wilmar Financial, Inc. a Delaware corporation (“Wilmar Financial”), as borrowers, Interline Brands, Inc., a Delaware corporation (“Holdings”), and Glenwood Acquisition LLC, a Delaware limited liability company (“Glenwood”), as guarantors, the financial institutions party thereto as lenders and the Administrative Agent entered into that certain Credit Agreement dated as of September 7, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain Joinder Agreement dated as of December 11, 2012, among JanPak, LLC, a West Virginia limited liability company (“JanPak”), JanPak of South Carolina, LLC, a South Carolina limited liability company (“JanPak SC”), JanPak of Texas, LLC, a Texas limited liability company (“JanPak Texas”), and Zip Technology, LLC, a West Virginia limited liability company (“Zip Technology”), or their respective predecessors-in-interest, and the Administrative Agent and by that certain Joinder Agreement dated as of April 4, 2013, between IBI Merchandising Services, Inc., a Delaware limited liability company (“IBI Merchandising”), and the Administrative Agent, the “Existing Credit Agreement”), pursuant to which the lenders party thereto have agreed to make Loans and provide certain other credit accommodations to the borrowers thereunder.

B. In order to induce the lenders party thereto to enter into the Existing Credit Agreement, Holdings, the Company, Wilmar Financial, Wilmar Holdings and Glenwood entered into that certain Pledge and Security Agreement dated as of September 7, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including by the Supplement to Pledge and Security Agreement dated as of December 11, 2013, among JanPak, JanPak SC, JanPak Texas and Zip Technology (or their respective predecessors-in-interest) and the Administrative Agent and the Supplement to Pledge and Security Agreement

dated as of April 4, 2013, between IBI Merchandising and the Administrative Agent, the “Existing Security Agreement”), pursuant to which the Grantors named therein granted to the Administrative Agent, for the benefit of the Secured Parties, a security interest in their respective personal property as security for the Secured Obligations.

C. The Company, Holdings, the subsidiaries of the Company party thereto, Barclays Bank PLC, as administrative agent and collateral agent (the “Term Agent”), and the lenders party thereto are entering into that certain First Lien Term Loan Agreement dated as of even date herewith (the “Term Loan Agreement”), the proceeds of which will be used by the Company to, among other things, refinance all Company Notes issued and outstanding as of date hereof (the “Company Notes Refinancing”).

D. In connection with (i) the entry by the Company and Holdings into the Term Loan Agreement and (ii) the Company Notes Refinancing, the borrowers under the Existing Credit Agreement have requested, and the Required Lenders have agreed, to amend the Existing Credit Agreement pursuant to an amendment agreement (the “First Amendment”) to make certain changes to the Existing Credit Agreement.

E. In connection with the entry by the Company and Holdings into the Term Loan Agreement and the First Amendment, the Required Lenders have agreed pursuant to the First Amendment to release the security interest granted by Holdings under the Existing Security Agreement and to terminate each of the obligations of Holdings thereunder.

F. In connection with the (i) entry by the Company and Holdings into the Term Loan Agreement, (ii) the Company Notes Refinancing and (iii) the First Amendment, the parties hereto desire to amend and restate the Existing Security Agreement in its entirety in order to make certain changes to the Existing Security Agreement to promote consistency with that certain Pledge and Security Agreement of even date herewith executed by the Grantors in favor of the Term Agent.

G. The Administrative Agent, with the consent of the Required Lenders, is willing to amend and restate the Existing Security Agreement.

NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto hereby agree that the Existing Security Agreement is hereby amended and restated in its entirety as follows:

ARTICLE I

DEFINITIONS

1.1. Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preamble and the Recitals, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Administrative Agent” shall have the meaning set forth in the Preamble.

“Amendment” shall have the meaning set forth in Section 4.4.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

2

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, by which (a) for any Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit the Administrative Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for the Administrative Agent, and agrees to deliver the Collateral to the Administrative Agent upon request; (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges the Administrative Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to the Administrative Agent upon request; and (d) for any Collateral subject to an IP License, the licensor grants to the Administrative Agent the right, vis-à-vis such licensor, to enforce the Administrative Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the intellectual property, whether or not a default exists under any applicable IP License.

“Collateral Deposit Account” shall have the meaning set forth in Section 7.1(a).

“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.

“Commercial Tort Claims” means those certain currently existing commercial tort claims of any Grantor, including each commercial tort claim listed on Exhibit K.

“Commodity Account” shall have the meaning set forth in Article 9 of the UCC.

“Company” shall have the meaning set forth in the Preamble.

“Company Notes Refinancing” shall have the meaning set forth in Recital C.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyright Security Agreement” means an agreement substantially in the form of Exhibit H.

“Copyrights” means (a) copyrights, rights and interests in copyrights, copyright registrations, and copyright applications; (b) mask works, as defined under 17 USC 901, et seq, and applications and registrations therefor; (c) renewals or extensions of any of the foregoing; (d) income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (e) the right to sue for past, present, and future infringements of any of the foregoing; and (f) rights corresponding to any of the foregoing throughout the world.

“Credit Agreement” means the Existing Credit Agreement, as amended, restated, supplemented or modified from time to time, including, without limitation, as amended by the First Amendment.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a banking institution holding such Grantor’s funds, and the Administrative Agent, for the benefit of the Secured Parties, with respect to collection and control of all deposits and balances held in a deposit account and any related lockbox maintained by any Grantor with such banking institution.

3

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Effective Date” shall have the meaning set forth in the Credit Agreement.

“Electronic Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Event of Default” means an event described in Section 5.1.

“Excluded Accounts” means Deposit Accounts or Securities Accounts that (a) are payroll, payroll taxes, similar employment taxes, employee benefit or disbursement accounts, (b) constitute Grace Period Accounts or (c) have less than $2,000,000, in the aggregate, on deposit.

“Excluded Assets” means the following assets and properties, and all right, title and interest of any Grantor in such assets and properties: (a) any Equity Interests in (i) any Foreign Subsidiary of such Grantor, other than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each first-tier Foreign Subsidiary of such Grantor, as applicable, (ii) any Unrestricted Subsidiary, (iii) any Subsidiary of such Grantor described in clause (c) of the definition of “Excluded Subsidiary” in the Credit Agreement, other than 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each such Subsidiary of such Grantor, or (iv) any Person that is not a wholly-owned Subsidiary to the extent that such Person’s constituent documents prohibit the granting of Liens thereon (but (A) excluding the proceeds and receivables of the foregoing the assignment of which is effective under the UCC notwithstanding such prohibitions and (B) immediately upon the lapse, termination or waiver of any such prohibition, the Collateral shall include, and the security interest granted by such Grantor shall immediately attach to, all of such Grantor’s right, title and interest in and to the foregoing); (b) motor vehicles and any other assets subject to certificates of title; (c) any assets over which the granting of security interests in such assets would be prohibited by any applicable law or regulation after giving effect to each of Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions), but excluding the proceeds and receivables of the foregoing, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibitions; provided that immediately upon the lapse, termination or waiver of any such applicable law, the Collateral shall include, and the security interest granted by such Grantor shall immediately attach to, all of such Grantor’s right, title and interest in and to the foregoing; (d) any lease, license, contract, property right or other agreement (or any of its rights or interests thereunder), or any property owned by any Grantor that is subject to a purchase money security interest (as defined in Section 9-103 of the UCC) or leased by any Grantor pursuant to a capital lease, in each case to the extent that the grant of the security interest would, after giving effect to each of Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law, (i) constitute or result in (A) the abandonment, invalidation or unenforceability of any right, title or interest of such Grantor therein or (B) a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property right, agreement or purchase money arrangement or (ii) give any other party to any such lease, license, contract, property right, agreement or purchase money arrangement a right of termination in favor of any other party thereto (other than a Grantor), but excluding the proceeds and receivables of each of the foregoing, the assignment of which is expressly deemed effective under the UCC notwithstanding such prohibitions; provided that immediately upon the lapse, termination or waiver of any such provision, the Collateral shall include, and the security interest granted by such Grantor shall immediately attach to, all of such Grantor’s right, title and interest in and to the foregoing; (e) any fee-owned real property and any leasehold rights and interests in real property; (f) any trademark application filed in the USPTO on the basis of a Grantor’s intent-to-use such Trademark prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an

4

“Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, to the extent, and only for so long as, the granting by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein, or impair the validity or enforceability of any registration that issues therefrom under applicable federal law; (g) any Commercial Tort Claim individually asserting damages of less than $12,500,000; and (h) any specifically identified asset with respect to which the Administrative Agent and the Company shall have reasonably determined that the cost, burden, difficulty or consequence of obtaining or perfecting a security interest therein outweighs the benefit of a security interest to the Secured Parties afforded thereby.

“Excluded Payments” shall have the meaning set forth in Section 4.6(c)(iii).

“Exhibit” refers to a specific exhibit to this Security Agreement.

“Existing Credit Agreement” shall have the meaning set forth in Recital A.

“Existing Security Agreement” shall have the meaning set forth in Recital B.

“First Amendment” shall have the meaning set forth in Recital D.

“First Amendment Effective Date” means the date of this Security Agreement.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Glenwood” shall have the meaning set forth in Recital A.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Grace Period Accounts” means Deposit Accounts and Securities Accounts acquired in a Permitted Acquisition for a period of 60 days following the consummation of such Permitted Acquisition.

“Grantors” shall have the meaning set forth in the Preamble.

“Holdings” shall have the meaning set forth in Recital A.

“IBI Merchandising” shall have the meaning set forth in Recital A.

“Initial Grantors” shall have the meaning set forth in the Preamble.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Intercreditor Agreement” shall have the meaning set forth in the legend on the first page hereof.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“IP Licenses” means, (a) licensing agreements consents to use, covenants not to sue, or similar arrangements in and to any Patents, Copyrights, Trademarks, or trade secrets, (b) income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past, present, and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

5

“JanPak” shall have the meaning set forth in Recital A.

“JanPak SC” shall have the meaning set forth in Recital A.

“JanPak Texas” shall have the meaning set forth in Recital A.

“Lanham Act” means the Lanham Trademark Act of 1946.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Patent Security Agreement” means an agreement substantially in the form of Exhibit I.

“Patents” means (a) patents and patent applications; (b) inventions and improvements claimed therein; (c) reissues, divisions, continuations, extensions and continuations-in-part of the foregoing; (d) income, royalties, damages, claims and payments now or hereafter due or payable under and with respect to the foregoing, including, without limitation, damages and payments for past, present and future infringements of the foregoing; (e) the right to sue for past, present, and future infringements of the foregoing; and (f) rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors constituting Collateral, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement, but, in any case, excluding (i) any items constituting Excluded Assets and (ii) the Equity Interests described in Section 8.7(i)(B).

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Required Secured Parties” means (a) prior to an acceleration of the Obligations under the Credit Agreement, the Required Lenders, (b) after an acceleration of the Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Lenders holding in the aggregate at least a majority of the total of the Aggregate Credit Exposure, and (c) after the Credit Agreement has terminated by its terms and all of the Obligations thereunder have been paid in full (whether or not the Obligations under the Credit Agreement were ever accelerated), Persons holding in the aggregate at least a majority of the Secured Obligations, as determined by the Administrative Agent in its reasonable discretion.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Secured Parties” means, collectively, the Lenders, the Administrative Agent, the Issuing Bank, and any other holders of the Secured Obligations.

“Securities Account” shall have the meaning set forth in Article 8 of the UCC.

“Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a securities intermediary holding a Securities Account of such Grantor, and the Administrative Agent, for the benefit of the Secured Parties.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Security Agreement” shall have the meaning set forth in the Preamble.

6

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Subsidiary Pledged Collateral” shall have the meaning set forth in Section 3.13(b).

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Term Agent” shall have the meaning set forth in Recital C.

“Term Loan Agreement” shall have the meaning set forth in Recital C.

“Trademark Security Agreement” means an agreement substantially in the form of Exhibit J.

“Trademarks” means (a) trademarks (including service marks), trade names, trade dress and trade styles, internet domain names and other source identifiers; (b) registrations and applications for registration of the foregoing; (c) the goodwill of the business connected with the use of and symbolized by the foregoing; (d) renewals of the foregoing; (e) income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past, present and future infringements thereof; (f) right to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (g) rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, the Administrative Agent’s or any other Secured Party’s Lien on any Collateral.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

“Wilmar Financial” shall have the meaning set forth in Recital A.

“Wilmar Holdings” shall have the meaning set forth in Recital A.

“Zip Technology” shall have the meaning set forth in Recital A.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Administrative Agent (or confirms that the Administrative Agent already possesses), on behalf of and for the ratable benefit of the Secured Parties, a continuing security interest in and Lien upon all of its right, title and interest in, to and under all personal property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i)	all Accounts;

7

(ii)	all Chattel Paper, including Electronic Chattel Paper;

(iii)	all General Intangibles, including all Copyrights, Patents, Trademarks and IP Licenses;

(iv)	all Documents;

(v)	all Goods, including Inventory, Equipment and Fixtures;

(vi)	all Instruments;

(vii)	all Investment Property, including Commodities Accounts and Securities Accounts;

(viii)	all Letter-of-Credit Rights;

(ix)	all Deposit Accounts;

(x)	all Commercial Tort Claims;

(xi)	all Supporting Obligations;

(xii)	all monies, whether or not in the possession or under the control of the Administrative Agent, a Lender, or a bailee or Affiliate of the Administrative Agent, including any cash collateral;

(xiii)	all accessions to, substitutions for and replacements, products, and cash and non-cash proceeds of the foregoing (including Stock Rights), including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral; and

(xiv)	all books and records (including customer lists, credit files, computer files, computer programs, tapes, printouts and other computer materials) pertaining to the foregoing and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations. Notwithstanding the foregoing, the Collateral shall not include any Excluded Assets (but shall include proceeds of Excluded Assets unless such proceeds themselves constitute Excluded Assets). In no event shall the grant of the Lien by any Grantor hereunder secure an Excluded Swap Obligation of such Grantor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Administrative Agent and the other Secured Parties that:

3.1. Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. As a result of the filing of a financing statement in the appropriate office against such Grantor, the Administrative Agent has a fully perfected, first priority security interest in the Collateral of such Grantor in which a security interest may be perfected by filing under the Uniform Commercial Code, subject only to Liens permitted under Section 4.1(e). As of the First Amendment Effective Date, the appropriate office in which to file a financing statement against such Grantor is listed on Exhibit F. As a result of the execution and delivery of the Deposit Account Control Agreements, Securities Account Control Agreements and other control agreements listed on

8

Exhibit B-II, the Administrative Agent has a duly perfected, first priority Lien in each Deposit Account, Securities Account and Commodity Account, other than any Excluded Account, of such Grantor by Control, subject only to Liens permitted under Section 4.1(e).

3.2. Type and Jurisdiction of Organization, Organizational and Identification Numbers. Such Grantor’s legal name, type of entity, state of organization, organizational number issued to it by its state of organization, if any, and federal employer identification number, in each case as of the First Amendment Effective Date, are set forth on Exhibit A.

3.3. Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), and the location of its books or records related to any Collateral, in each case of the First Amendment Effective Date, are disclosed in Exhibit A; as of the First Amendment Effective Date, such Grantor has no other places of business except those set forth in Exhibit A.

3.4. Collateral Locations. All of such Grantor’s locations where Collateral (other than Inventory in transit) was located as of the Effective Date are listed on Exhibit A. As of the Effective Date, all of said locations were owned by such Grantor except for locations (i) which were leased by the Grantor as lessee and were designated in Part VII(b) of Exhibit A, (ii) at which Inventory was held in a public warehouse or was otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A or (iii) at which Inventory was held at vendor managed locations under the control of the Grantor and pursuant to written agreements in which the vendor acknowledges the Grantor’s title to such Inventory as designated in Part VII(d) of Exhibit A.

3.5. Deposit Accounts, Securities Accounts, Commodities Accounts. All of such Grantor’s Deposit Accounts, Securities Accounts and Commodities Accounts, in each case as of the First Amendment Effective Date, are listed on Exhibit B-I.

3.6. Exact Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, and as filed with such Grantor’s jurisdiction of organization as of the First Amendment Effective Date. Such Grantor has not, during the five years prior to the First Amendment Effective Date, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition, in each case except as disclosed on Exhibit A.

3.7. Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor in excess of $1,000,000 as of the First Amendment Effective Date. Such Grantor has taken all actions necessary or desirable to protect and perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder). The Administrative Agent has a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e).

3.8. Accounts and Chattel Paper.

(a) The names of the obligors, amounts owing, due dates and other information with respect to the Accounts and Chattel Paper owing to such Grantor are and will be correctly stated in all material respects in all records of such Grantor relating thereto and in all Collateral Reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all material respects what they purport to be.

(b) With respect to its Accounts, except as specifically disclosed on the most recent Collateral Report, (i) with respect to Accounts that are included in the Borrowing Base, all such Accounts are

9

Eligible Accounts; (ii) all Eligible Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (iii) with respect to Eligible Accounts, to such Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and Collateral Reports with respect thereto; and (iv) such Grantor has no knowledge that any Account Debtor relating to any Eligible Account is unable generally to pay its debts as they become due.

(c) In addition, with respect to all of its Accounts, (i) the amounts shown on all Borrowing Base Certificates and supporting information with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (ii) no payments have been or shall be made thereon except payments immediately delivered to a Collateral Deposit Account (or a lockbox relating to a Collateral Deposit Account) as required pursuant to Section 7.1; and (iii) to such Grantor’s knowledge, all Account Debtors have the capacity to contract.

3.9. Inventory. With respect to any of such Grantor’s Inventory included in the most recent Collateral Report, (a) such Inventory (other than Inventory in transit) is located at one of such Grantor’s locations set forth on Exhibit A except as permitted by Section 4.14, (b) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for Liens permitted under Section 4.1(e), (c) except as specifically disclosed in the most recent Collateral Report, such Inventory is of good and merchantable quality in all material respects, free from any defects, (d) such Inventory is not subject to any IP License or other contract or agreement which would, as a result of the Administrative Agent’s or its designee’s completion of manufacture, sale or other disposition or advertising of that Inventory following an Event of Default, (i) be breached or in default, (ii) require the consent of the other party to the IP License or other contract or agreement, or (iii) require the payment of any monies to any third party upon such manufacture, sale, or other disposition, other than royalties, if any, in accordance with the relevant IP License; (e) with respect to Inventory that is included in the Borrowing Base, such Inventory is Eligible Inventory; and (f) the amounts shown therein as Eligible Inventory have been determined as provided in the Credit Agreement.

3.10. Intellectual Property. A correct and complete list of such Grantor’s Patents, Trademarks and material Copyrights which are the subject of a registration or application in the United States, and any material IP Licenses to which any Grantor is a party or to which its Patents, Copyrights, Trademarks or trade secrets are subject (whether as licensee or licensor) is set forth on Exhibit D. The Grantor indicated on Exhibit D as the owner of the related Patent, Trademark or Copyright is the beneficial owner thereof. This Security Agreement is effective to create a valid and continuing Lien and, upon (a) filing of financing statements in the appropriate offices listed on Exhibit F and (b) recordation of the Patent Security Agreement and the Trademark Security Agreement with the USPTO, fully perfected first priority security interests in favor of the Administrative Agent on such Grantor’s Patents and Trademarks established under the laws of the United States, subject only to Liens permitted under Section 4.1(e). This Security Agreement is effective to create a valid and continuing Lien and, upon (a) filing of financing statements in the appropriate offices listed on Exhibit F and (b) recordation of the Copyright Security Agreement with the USCO, fully perfected first priority security interests in favor of the Administrative Agent on such Grantor’s Copyrights established under the laws of the United States, subject only to Liens permitted under Section 4.1(e). All documents and instruments necessary, or reasonably requested by the Administrative Agent to perfect the Administrative Agent’s Lien on such Grantor’s Copyrights, Patents and Trademarks shall have been delivered to the Administrative Agent by the First Amendment Effective Date.

3.11. Filing Requirements. None of the Collateral owned by such Grantor is of a type for which security interests or Liens may be perfected by filing under any United States federal statute except for Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D to the extent that the federal intellectual property laws apply to the perfection of Liens therein.

3.12. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as

10

debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Secured Parties as the secured party and (b) as otherwise permitted by Section 4.1(e).

3.13. Pledged Collateral.

(a) Exhibit E sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor as of the First Amendment Effective Date. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit E as being owned by it, free and clear of any Liens, except for the Liens permitted under Section 4.1(e). Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent or its bailee for perfection representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent and/or its bailee for perfection may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary is covered by a Securities Account Control Agreement pursuant to which the Administrative Agent or its bailee for perfection has Control and (iv) to such Grantor’s knowledge and except as otherwise disclosed to the Administrative Agent, all Pledged Collateral representing Indebtedness owed to such Grantor and delivered to the Administrative Agent or its bailee for perfection has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally) is not in default thereunder.

(b) In addition, (i) none of the Pledged Collateral issued by a Subsidiary of any Grantor (the “Subsidiary Pledged Collateral”) has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to the Subsidiary Pledged Collateral or which obligate the issuer of any Equity Interest included in the Subsidiary Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of the Subsidiary Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Subsidiary Pledged Collateral pursuant to this Security Agreement, except as have been obtained, taken or filed and are in full force and effect or as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c) As of the First Amendment Effective Date, except as set forth in Exhibit E, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1. General.

(a) Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it.

11

(b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be necessary or reasonably requested by the Administrative Agent in order to maintain a first priority perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject to Liens permitted under Section 4.1(e). Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (A) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (B) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing or indicating such Grantor’s Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to the Administrative Agent promptly upon request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Further Assurances. Such Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent reasonably requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may specify. Such Grantor also agrees to take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not permitted under Section 4.1(e).

(d) Disposition of Collateral. Such Grantor will not sell, lease, license or otherwise dispose of the Collateral owned by it except for dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement.

(e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement, and (ii) other Liens permitted by Section 6.02 of the Credit Agreement.

(f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except any financing statement authorized under Section 4.1(b) and with respect to Liens permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g) Compliance with Terms. Such Grantor will perform and comply in all material respects with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

4.2. Accounts.

(a) Collection of Accounts. Such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Accounts owned by it in the ordinary course of its business; provided that, such Grantor may discount, credit, rebate or otherwise reduce the amount of Accounts in accordance with its credit and collection policies and in the ordinary course of business.

(b) Delivery of Invoices. Such Grantor will deliver to the Administrative Agent promptly upon its request after the occurrence and during the continuance of an Event of Default duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Administrative Agent shall specify.

12

(c) Disclosure of Counterclaims. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Eligible Account included in a Collateral Report owned by such Grantor exists or (ii) if, to the knowledge of such Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Eligible Account, such Grantor will promptly disclose (to the extent not already disclosed in a Collateral Report) such fact to the Administrative Agent in writing in the case of clause (i) or (ii) above in an amount in excess of $1,000,000, individually or in the aggregate. Upon the reasonable request of the Administrative Agent, such Grantor shall send the Administrative Agent a copy of each credit memorandum in excess of $1,000,000, and such Grantor shall promptly report each credit memorandum and each of the facts required to be disclosed to the Administrative Agent in accordance with this Section 4.2(c) on the Borrowing Base Certificates submitted by it.

(d) Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant the Administrative Agent or its bailee for perfection Control of all Electronic Chattel Paper in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3. Inventory.

(a) Maintenance of Inventory. Each Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory owned by such Grantor in good condition and useable or saleable in the ordinary course of such Grantor’s business, except for damaged or defective goods arising in the ordinary course of such Grantor’s business.

(b) Returned Inventory. If an Account Debtor returns any Inventory to such Grantor when no Event of Default exists, then such Grantor shall as soon as practicable determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount all in accordance with its ordinary course of business. Such Grantor shall as soon as practicable report to the Administrative Agent any return involving an amount in excess of $1,000,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to such Grantor when an Event of Default exists, such Grantor, upon the request of the Administrative Agent, shall: (i) hold the returned Inventory in trust for the Administrative Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Administrative Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without the Administrative Agent’s prior written consent. All returned Inventory shall be subject to the Administrative Agent’s Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory.

(c) Inventory Count; Perpetual Inventory System. Such Grantor will conduct a count of its Inventory as required as part of such Grantor’s external public audit, and after the occurrence and during the continuation of an Event of Default, at such other times as the Administrative Agent requests. Such Grantor, at its own expense, shall deliver to the Administrative Agent the results of any material variances of Inventory counts performed by such Grantor in summary form by location. Such Grantor will maintain a perpetual inventory reporting system at all times.

4.4. Delivery of Instruments, Securities, Chattel Paper and Documents. Other than with respect to any Chattel Paper, any Securities or any Instruments constituting Collateral which (i) individually has a fair market value in an amount less than $2,000,000 and (ii) does not exceed $10,000,000 in the aggregate (but the foregoing shall not apply to Securities or Instruments issued by Subsidiaries), such Grantor will (a) with respect to Collateral owned by it on the Effective Date, deliver to the Administrative Agent or its bailee for perfection immediately upon execution of this Security Agreement the originals of any Chattel Paper, Securities and

13

Instruments constituting Collateral, (b) with respect to such Collateral acquired or otherwise obtained after the Effective Date, hold in trust for the Administrative Agent upon receipt and immediately thereafter deliver to the Administrative Agent or its bailee for perfection the originals of any such Chattel Paper, Securities and Instruments constituting Collateral, (c) with respect to all Collateral, upon the Administrative Agent’s request, deliver to the Administrative Agent or its bailee for perfection (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent or its bailee for perfection) any Document evidencing or constituting Collateral and (d) with respect to all such Collateral, upon the Administrative Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in the form of Exhibit G hereto (the “Amendment”), pursuant to which such Grantor will pledge such additional Collateral. Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

4.5. Uncertificated Pledged Collateral. Such Grantor will cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, such Grantor will, for Subsidiary Pledged Collateral, take any actions necessary, or for all other Pledged Collateral, use commercially reasonable efforts to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause the Administrative Agent or its bailee for perfection to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a Securities Account Control Agreement giving the Administrative Agent or its bailee for perfection Control. Notwithstanding the foregoing, if any uncertificated securities constituting Collateral are subsequently represented by certificates, such certificates shall be delivered to the Administrative Agent or its bailee for perfection in accordance with Section 4.4. Each issuer of uncertificated securities that is a party hereto agrees that after the occurrence and during the continuance of an Event of Default it will comply with instructions of the Administrative Agent with respect to such uncertificated securities without further consent by the applicable Grantor.

4.6. Pledged Collateral.

(a) Issuance of Additional Securities. Such Grantor will not permit the issuer of an Equity Interest constituting Subsidiary Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor or as permitted by the Credit Agreement.

(b) Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral or any part thereof owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Secured Parties.

(c) Exercise of Rights in Pledged Collateral.

(i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise any and all voting rights and other consensual rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral.

(ii) Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuation of an Event of Default, without notice, to exercise, and

14

the Administrative Agent shall have the right to exercise, all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.

(iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral to the extent that the Administrative Agent does not have a perfected security interest therein (and, if applicable, a control agreement with respect thereto).

(iv) All Excluded Payments, whenever paid or made, shall be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(v) The Administrative Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to clause (i) above and to receive the dividends and interest payments that it is authorized to receive and retain pursuant to paragraph (iii) above.

4.7. Intellectual Property.

(a) Such Grantor shall as soon as practicable notify the Administrative Agent if it knows or has reason to know that any application or registration relating to any material Patent, Trademark or Copyright (now or hereafter existing) may become abandoned, dedicated to the public or canceled, other than by the expiration of its non-extendable term, or of any adverse determination or development including the institution of or any such determination or development in, any proceeding in the USPTO, the USCO, any foreign counterpart or any court regarding such Grantor’s ownership of any such material Patent, Trademark or Copyright, its right to register, maintain, own, or use the same.

(b) If any Grantor, either directly or through any agent, employee, licensee or designee, files or otherwise acquires an application or obtains a registration for (i) any Patent or Trademark with the USPTO or (ii) any material Copyright with the USCO, then such Grantor shall give the Administrative Agent written notice thereof, no later than forty-five (45) Business Days after the end of the calendar quarter in which such application is filed or acquired or such registration issued. Each such notice shall be accompanied by the delivery to the Administrative Agent of an executed counterpart of Exhibits H, I and J as appropriate, and any other security agreements, financing statements, documents or instruments as the Administrative Agent may request to evidence the Administrative Agent’s first priority security interest (subject only to Liens permitted under Section 4.1(e)) on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor represented thereby.

(c) Such Grantor shall take all commercially reasonable actions necessary or requested by the Administrative Agent to maintain each of its Patents, Trademarks and Copyright in effect, and to pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings against third parties, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of such Grantor’s business and is not of material economic value or as is otherwise permitted by the Credit Agreement.

15

(d) Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of its business and is not of material economic value, take all commercially reasonable actions to enforce its rights therein including promptly suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Administrative Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

(e) As soon as reasonably practicable following the Effective Date, the applicable Grantor shall take commercially reasonable actions to submit for recording with the USPTO documents necessary to bring record ownership current with respect to any material Patents and Trademarks beneficially owned by such Grantor that are not standing in the name of the beneficial owner as of the Effective Date.

4.8 Commercial Tort Claims. Such Grantor shall promptly notify the Administrative Agent of any commercial tort claim (as defined in the UCC) in excess of $12,500,000 acquired by it and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit G hereto, granting to Administrative Agent a first priority security interest (subject only to Liens permitted under Section 4.1(e)) in such commercial tort claim.

4.9. Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit in excess of $1,000,000, it shall promptly notify the Administrative Agent thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent or its bailee for perfection and (ii) agree to direct all payments thereunder to a Deposit Account at the Administrative Agent or subject to a Deposit Account Control Agreement for application in accordance with the Intercreditor Agreement and Section 2.18 of the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

4.10. No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.

4.11. Insurance. (a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall, within 60 days following the Effective Date or such date as such Collateral is acquired by such Grantor (or such longer period as the Administrative Agent may agree), purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Grantor within a “Special Flood Hazard Area”).

(b) All property insurance policies required hereunder and under Section 5.09 of the Credit Agreement shall name the Administrative Agent (for the benefit of the Administrative Agent and the other Secured Parties) as a loss payee through endorsements in form and substance reasonably satisfactory to the Administrative Agent, which endorsements will provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Administrative Agent as its interest may appear; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy may be canceled or terminated only upon, in the case of non-payment of premium, at least 10 days, and otherwise, at least thirty days prior written notice given to the Administrative Agent, in each case unless the Administrative Agent shall otherwise agree (giving due consideration to what is commercially available in the insurance market).

16

(c) All premiums on any insurance shall be paid when due by such Grantor, and copies of the policies shall be delivered to the Administrative Agent upon the Administrative Agent’s reasonable request. If such Grantor fails to obtain any insurance as required by this Section or by Section 5.09 of the Credit Agreement, the Administrative Agent may obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.

4.12. Collateral Access Agreements. Such Grantor shall use commercially reasonable efforts for a period not to exceed 90 days after the Effective Date or the date of any Permitted Acquisition (as applicable) to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral with a fair market value in excess of $5,000,000 is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Administrative Agent. With respect to such locations as of the Effective Date and thereafter, if the Administrative Agent has not received a Collateral Access Agreement as of the Effective Date (or, if later, as of the date such location is established), the Borrower’s Eligible Inventory at that location shall be excluded from the Borrowing Base unless a Reserve has been established by the Administrative Agent in its Permitted Discretion.

4.13. Deposit Account Control Agreements; Securities Account Control Agreements.

(a) Such Grantor will provide to the Administrative Agent a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a Deposit Account (other than an Excluded Account) of such Grantor; provided that, if a financial institution refuses to enter into a Deposit Account Control Agreement, the Administrative Agent may, in its discretion, defer delivery of any such Deposit Account Control Agreement, establish a Reserve with respect to any Deposit Account (other than an Excluded Account) for which the Administrative Agent has not received such Deposit Account Control Agreement, and require such Grantor to open and maintain a new Deposit Account (other than an Excluded Account) with a financial institution subject to a Deposit Account Control Agreement. Upon opening a Deposit Account such Grantor will promptly notify the Administrative Agent of such Deposit Account.

(b) Such Grantor will provide to the Administrative Agent a Securities Account Control Agreement duly executed on behalf of each securities intermediary holding a Securities Account (other than an Excluded Account) of such Grantor; provided that, if a securities intermediary refuses to enter into a Securities Account Control Agreement, the Administrative Agent may, in its discretion, defer delivery of any such Securities Account Control Agreement, establish a Reserve with respect to any Securities Account (other than an Excluded Account) for which the Administrative Agent has not received such Securities Account Control Agreement, and require such Grantor to open and maintain a new Securities Account (other than an Excluded Account) with a securities intermediary subject to a Securities Account Control Agreement. Upon opening a Securities Account such Grantor will promptly notify the Administrative Agent of such Securities Account.

4.14. Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in its organizational documents and as filed in such Grantor’s jurisdiction of organization, (b) change its chief executive office, principal place of business, mailing address or corporate offices or change or add warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, in each case from the locations identified on Exhibit A, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least fifteen days (or such lesser period of time as the Administrative Agent may agree) prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (2) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of Lenders, in any Collateral), provided that, any new location shall be in the continental U.S. Such Grantor shall not change its fiscal year except as permitted under the Credit Agreement.

17

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a) The breach by any Grantor of any of the terms or provisions of Article IV or Article VII.

(b) The breach by any Grantor (other than a breach which constitutes an Event of Default under any other Section of this Article V) of any of the terms or provisions of this Security Agreement which is not remedied within thirty days after the earlier of such Grantor’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Secured Party).

(c) The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.

5.2. Remedies.

(a) Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, and at the direction of the Required Secured Parties shall, exercise any or all of the following rights and remedies subject to the Intercreditor Agreement:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the other Secured Parties prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement and any Securities Account Control Agreement and take any action thereon with respect to such Collateral;

(iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, license, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

(v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect

18

thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

(b) The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d) Until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Secured Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Secured Obligations pursuant to the terms thereof.

(f) Notwithstanding the foregoing, neither the Administrative Agent nor the other Secured Parties shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(g) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

5.3. Grantor’s Obligations Upon Default. Upon the request of the Administrative Agent after the occurrence and during the continuation of a Default, each Grantor will:

(a) assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere;

(b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records

19

relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

(c) prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Administrative Agent may request, all in form and substance satisfactory to the Administrative Agent, and furnish to the Administrative Agent, or cause an issuer of Pledged Collateral to furnish to the Administrative Agent, any information regarding the Pledged Collateral in such detail as the Administrative Agent may specify;

(d) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Administrative Agent to consummate a public sale or other disposition of the Pledged Collateral; and

(e) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent and each other Secured Party, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.4. Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent to exercise the rights and remedies under this Article V upon the occurrence and during the continuance of an Event of Default, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, an irrevocable, non-exclusive license with rights of sublicense (exercisable without payment of royalty or other compensation to any Grantor) to use any Patents, Trademarks, Copyrights, trade secrets and other intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided that the quality of the goods and services offered under any trademarks included in such license shall be maintained at a level substantially consistent with the quality prevailing immediately prior to the Event of Default or any lesser standard of quality approved by the licensor and (b) without limiting the generality of the foregoing, irrevocably agrees that the Administrative Agent or its designee may (i) sell or otherwise transfer any of such Grantor’s Inventory to any Person, including, without limitation, Persons who have previously purchased the Grantor’s Inventory from such Grantor and, in connection with any such sale or other enforcement of the Administrative Agent’s rights under this Security Agreement, the Administrative Agent may sell or otherwise transfer Inventory which bears any Trademark is covered by any Patent, or exploits any Copyright in each case, whether owned by or licensed to such Grantor, (ii) complete, or authorize the completion of any work-in-process and affix any Trademark owned by or licensed to such Grantor thereto and sell or otherwise transfer such Inventory, and (iii) advertise the sale or other transfer of any inventory under any Trademarks or Copyrights owned by or license to Grantor.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY-IN-FACT; PROXY

6.1. Account Verification. The Administrative Agent may at any time following the occurrence and during the continuation of an Event of Default, in the Administrative Agent’s own name, in the name of a nominee of the Administrative Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Administrative Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

20

6.2. Authorization for Secured Party to Take Certain Action.

(a) Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables , (iii) to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Section 7.3, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) to contact Account Debtors for any reason, (viii) to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and other Secured Parties, under this Section 6.2 shall be exercised in compliance with the Intercreditor Agreement and are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Section 6.2(a)(i)-(vi) and Section 6.2(a)(xvi), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.3. Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF A DEFAULT.

21

6.4. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.15. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE ADMINISTRATIVE AGENT, NOR ANY OTHER SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS; DEPOSIT ACCOUNTS

7.1. Collection of Receivables.

(a) Grantors shall maintain Collateral Deposit Accounts pursuant to lockbox and other Control arrangements satisfactory to the Administrative Agent. Each Grantor has executed and delivered to the Administrative Agent Deposit Account Control Agreements for each Deposit Account and related lockbox maintained by such Grantor into which all cash, checks or other similar payments relating to or constituting payments made in respect of Receivables are or will be deposited (a “Collateral Deposit Account”), which Collateral Deposit Accounts, as of the First Amendment Effective Date, are identified as such on Exhibit B-I. Not later than 60 days after the date of any Permitted Acquisition, each Grantor (including any Grantor that becomes a party to this Security Agreement in connection with such Permitted Acquisition) shall execute and deliver to the Administrative Agent Deposit Account Control Agreements for each Collateral Deposit Account and related lockbox acquired or created by such Grantor in connection with such Permitted Acquisition or maintained by a Grantor that becomes a party to this Security Agreement in connection with such Permitted Acquisition. Each such Deposit Account Control Agreement shall waive offset rights of the depository bank (except for customary administrative charges) and, if applicable, require immediate deposit of all remittances received into a related lockbox to such Collateral Deposit Account. Each Grantor will comply with the terms of Section 7.2 with respect to any Collateral Deposit Accounts. The Administrative Agent and the Lenders assume no responsibility to Grantors for any Collateral Deposit Account, including any claim of accord and satisfaction or release with respect to any cash, checks or other similar payments relating to or constituting payments made in respect of Receivables accepted by any bank.

(b) Each Grantor shall direct all of its Account Debtors to forward payments directly to the Collateral Deposit Accounts or related lockboxes. If any Grantor should refuse or neglect to notify any Account Debtor to forward payments directly to a Collateral Deposit Account or to a related lockbox after notice from the Administrative Agent, the Administrative Agent shall, notwithstanding the language set forth in Section 6.2(b), be entitled to make such notification directly to Account Debtor. If, notwithstanding the foregoing instructions, any Grantor receives any proceeds of any Receivables, such Grantor shall receive such payments as the Administrative Agent’s trustee, and shall immediately deposit all cash, checks or other similar payments related to or constituting payments made in respect of Receivables received by it to a Collateral Deposit Account.

7.2. Covenant Regarding New Deposit Accounts. Before opening or replacing any Collateral Deposit Account or other Deposit Account, each Grantor shall (a) open such Collateral Deposit Account or other Deposit Account at institutions permitted under Section 5.12 of the Credit Agreement, and (b) cause each

22

bank or financial institution in which it seeks to open such Deposit Account, so long as such Deposit Account is not an Excluded Account, or such Collateral Deposit Account to enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent Control thereof. In the case of Deposit Accounts maintained with the Secured Parties, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

7.3. Application of Proceeds; Deficiency. During any Dominion Trigger Period, the Administrative Agent may exercise control over all Collateral Deposit Accounts and apply all amounts deposited in the Collateral Deposit Accounts in accordance with Section 2.10(b) of the Credit Agreement. If an Event of Default has occurred and is continuing, the Administrative Agent may require all cash proceeds of the Collateral not deposited in Collateral Deposit Accounts, which are not required to be applied to the Obligations pursuant to Section 2.11 of the Credit Agreement or Section 2.10 of the Term Loan Agreement (or any corresponding provisions of any replacement Term Loan Agreement or any relevant Junior Indebtedness), to be deposited in a special non-interest bearing cash collateral account with the Administrative Agent and held there as security for the Secured Obligations or applied as set forth in the Intercreditor Agreement or Section 2.18 of the Credit Agreement. No Grantor shall have any control whatsoever over said cash collateral account. Any such proceeds of the Collateral shall be applied in the order set forth in the Intercreditor Agreement or Section 2.18 of the Credit Agreement unless a court of competent jurisdiction shall otherwise direct. The balance, if any, after all of the Secured Obligations have been satisfied, shall be deposited by the Administrative Agent into the Company’s general operating account with the Administrative Agent. The Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees and other expenses incurred by Administrative Agent or any other Secured Party to collect such deficiency.

ARTICLE VIII

GENERAL PROVISIONS

8.1. Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

8.2. Limitation on Administrative Agent’s and Other Secured Parties’ Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each other Secured Parties shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (i) to fail

23

to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

8.3. Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

8.4. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.5. Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.11, 4.12, 4.13, 4.14, 5.3, or 8.7 or in Article VII will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the other Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

24

8.6. Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Administrative Agent or the other Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Secured Parties.

8.7. Certain Collateral. The Administrative Agent may, if and for so long as in the reasonable judgment of the Administrative Agent (confirmed in writing to the applicable Grantor) the cost of perfecting the Administrative Agent’s Lien in any item of Collateral shall be excessive in view of the benefits to be obtained by the Secured Parties from such perfection, excuse a Grantor from the requirement that the Administrative Agent’s Lien in such item of Collateral be perfected (including by way of filings in non-U.S. jurisdictions in the case of foreign intellectual property) until such time as the Administrative Agent shall confirm in writing to the applicable Grantor that, in the Administrative Agent’s reasonable judgment, such situation no longer exists. Notwithstanding anything to the contrary contained herein, (i) no Grantor shall be required to take any action with respect to the perfection of security interests in (A) any asset specifically requiring perfection through a control agreement or other control arrangements other than (x) in respect of Pledged Collateral to the extent required by Section 3.13 and (y) in respect of Deposit Accounts and Securities Accounts to the extent required by Sections 4.13, 7.1 and 7.2 and (B) any Equity Interests in any Immaterial Subsidiary (unless perfection of a security interest in such Equity Interests may be achieved by the filing of financing statements under the UCC) and (ii) no actions shall be required in order to create or perfect any security interest in any assets located outside of the United States (including its territories and possessions) and no foreign law security or pledge agreements, foreign law mortgages or deeds or foreign intellectual property filings or searches shall be required. Subject to clause (ii) of foregoing sentence of this Section 8.7, nothing contained herein shall be construed to (x) limit the creation or attachment of the Administrative Agent’s Lien in any item of Collateral or (y) excuse any perfection by filing of a financing statement.

8.8. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any other Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the other Secured Parties until the Secured Obligations have been paid in full.

8.9. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.10. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or

25

returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.11. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the other Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, hereunder.

8.12. Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.13. Taxes and Expenses. The Grantors shall pay or otherwise indemnify the Administrative Agent for all U.S. federal, state or local taxes (including income taxes), together with interest and penalties on such taxes, if any, payable by the Administrative Agent in respect of this Security Agreement, which, in each case, shall be governed by the terms of the Credit Agreement. For the avoidance of doubt, the foregoing sentence shall not apply to taxes arising from any payment made under the Credit Agreement or from the execution, delivery or enforcement of, or otherwise with respect to, the Credit Agreement. The Grantors shall reimburse the Administrative Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.14. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.15. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any Unliquidated Obligations, such Unliquidated Obligations have been cash collateralized to the satisfaction of the Administrative Agent) and no commitments of the Administrative Agent or the other Secured Parties which would give rise to any Secured Obligations are outstanding.

8.16. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

8.17. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

8.18. CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK, IN ANY ACTION OR PROCEEDING

26

ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

8.19. WAIVER OF JURY TRIAL. EACH GRANTOR, THE ADMINISTRATIVE AGENT AND EACH OTHER SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.20. Indemnity. Each Grantor hereby agrees to indemnify the Administrative Agent and the other Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any other Secured Party is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the other Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the other Secured Parties or any Grantor, and any claim for Patent, Trademark or Copyright infringement), except to the extent any such liabilities, damages, penalties, suits, costs and expenses are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such person.

8.21. Release. Upon the termination of all Commitments, payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations so long as they are cash collateralized to the satisfaction of the Administrative Agent), all of the Liens granted hereunder shall terminate. Upon any sale, transfer or other disposition of any item of Collateral of any Grantor permitted by, and in accordance with, the terms of the Credit Agreement, the Administrative Agent shall, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that such Grantor shall have delivered to the Administrative Agent a written request for release describing the item of Collateral and the terms of the sale, transfer or other disposition in reasonable detail, together with a form of release for execution by the Administrative Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Credit Agreement and as to such other matters as the Administrative Agent may request. Any such release shall not in any manner discharge, affect, or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds to which any Loan Party has any rights of any sale, all of which shall continue to constitute part of the Collateral.

8.22. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Security

27

Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart of this Security Agreement.

8.23. Intercreditor Agreement. In the event of any conflict between any provision in this Security Agreement and a provision of the Intercreditor Agreement, such provision of the Intercreditor Agreement shall prevail.

8.24. Amendment and Restatement. This Security Agreement amends and restates the Existing Security Agreement in its entirety. The parties acknowledge and agree that this agreement does not constitute a termination of the rights and obligations under the Existing Security Agreement, all of which are in all respects continuing under this Security Agreement with only the terms being modified from and after the date hereof as provided in this Security Agreement and Section 5 of the First Amendment.

ARTICLE IX

NOTICES

9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors at the notice address set forth on Exhibit A, and to the Administrative Agent and the other Secured Parties at the addresses set forth in accordance with Section 9.01 of the Credit Agreement.

9.2. Change in Address for Notices. Each of the Grantors, the Administrative Agent and the other Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE X

THE ADMINISTRATIVE AGENT

Bank of America, N.A. has been appointed Administrative Agent for the Lenders hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

[Signature Page Follows]

28

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Amended and Restated Pledge and Security Agreement as of the date first above written.

GRANTORS:

INTERLINE BRANDS, INC., a New Jersey corporation

By:	/s/ John K. Bakewell
Name:	John K. Bakewell
Title:	Chief Financial Officer

WILMAR FINANCIAL, INC., a Delaware corporation

By:	/s/ John K. Bakewell
Name:	John K. Bakewell
Title:	President and Chief Financial Officer

GLENWOOD ACQUISITION LLC, a Delaware corporation

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

JANPAK, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

Signature Page to Amended and Restated Pledge and Security Agreement

JANPAK OF TEXAS, LLC, a Texas limited liability company

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

IBI MERCHANDISING SERVICES, INC., a Delaware corporation

By:	/s/ Anthony Scott
Name:	Anthony Scott
Title:	President and Secretary

ZIP TECHNOLOGY, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
Name:	Kenneth D. Sweder
Title:	President

Signature Page to Amended and Restated Pledge and Security Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ John M. Olsen
	Name:	John M. Olsen
	Title:	Senior Vice President

Signature Page to Amended and Restated Pledge and Security Agreement

EXHIBIT A

(See Sections 3.2, 3.3, 3.4, 3.6, 3.9 and 9.1 of Security Agreement)

NOTICE ADDRESS FOR ALL GRANTORS

Interline Brands, Inc. 701 San Marco Boulevard Jacksonville, FL 32207 U.S.A. Attention: Treasurer Facsimile: 1-856-505-1679

INFORMATION AND COLLATERAL LOCATIONS OF INTERLINE BRANDS, INC.

I.	Name of Grantor: Interline Brands, Inc.

II	State of Incorporation or Organization: New Jersey

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0100077767

V.	Federal Identification Number:

VI,	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Interline Brands, Inc.

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

1.	1800 Research Drive

Louisville, KY 40299

2.	77 Rodeo Drive

Brentwood, NY 11717

3.	801 W. Bay Street

Jacksonville, FL 32204

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
Interline Brands, Inc.	5750 Bell Circle	Montgomery	AL	36116	KYSER PROPERTIES
Interline Brands, Inc.	1590 East Riverview Drive	Phoenix	AZ	85034	First Industrial LP
Interline Brands, Inc.	5961 Outfall Circle	Sacramento	CA	95828	Oates Investments
Interline Brands, Inc.	1110 E Mill Street	San Bernardino	CA	92408	Hillwood Investments / Westgate #1 LP
Interline Brands, Inc.	650 Brennan St.	San Jose	CA	95131	PEC Brennan LLC
Interline Brands, Inc.	6881 District Blvd. #F	Bakersfield	CA	93313	UCM / Titan Baker
Interline Brands, Inc.	8717 Complex Drive	San Diego	CA	92123	Uznanski
Interline Brands, Inc.	230 Harris Avenue, #11	Sacramento	CA	95838	The Hofman Irrevocable Trust
Interline Brands, Inc.	1155 East North Avenue, Suite 104	Fresno	CA	93725	Denken Farms, A California Limited Partnership
Interline Brands, Inc.	5635 Union Pacific Ave.	Commerce	CA	90022	Telacu NW Five, Inc.
Interline Brands, Inc.	295 71st Avenue	Greeley	CO	80634	Northward, LLC
Interline Brands, Inc.	1107 South Santa Fe Avenue	Pueblo	CO	81006	Cecil H. Brown and Beverly Ann Brown
Interline Brands, Inc.	1953 Gun Club Rd.	Aurora	CO	80019	Blount Island Partners, LLC
Interline Brands, Inc.	2414 4th Ave	Greeley	CO	80631	4 by 4, LLC
Interline Brands, Inc.	1301 South Jason Street, Unit C	Denver	CO	80223	MIPCO
Interline Brands, Inc.	701 San Marco Blvd.	Jacksonville	FL	32207	Prudential Insurance
Interline Brands, Inc.	3031 N. Andrews Ave	Pompano Beach	FL	33064	SAMPLE AT PARK CENTRAL
Interline Brands, Inc.	12180 Metro Parkway	Ft. Meyers	FL	33912	Pyramid II Janitorial Supplies and Equipment, Inc.
Interline Brands, Inc.	1919 NW 82nd Avenue	Doral	FL	33126	Adler Office Associates, Ltd.
Interline Brands, Inc.	4071-4075 Seaboard Road	Orlando	FL	32808	RREEF America REIT II
Interline Brands, Inc.	207 Kelsey Lane - Suite A	Tampa	FL	33619	Eastgroup Properties, Inc.
Interline Brands, Inc.	3215 SW 22nd Street	Pembroke Pines	FL	33023	KTR Seneca II LLC

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
Interline Brands, Inc.	1500 N Florida Mango Rd. Suite 1	West Palm Beach	FL	33409	DCM & Associates
Interline Brands, Inc.	4601 Bull’s Bay Hwy	Jacksonville	FL	32219	Stone Mountain Industrial Park
Interline Brands, Inc.	1500 Beach Boulevard, Suites 314-318	Jacksonville Beach	FL	32250	Robert E. Poland and Jacqueline M. Poland Family Limited Partnership
Interline Brands, Inc.	6875C Best Friend Road Suite 100	Doraville	GA	30340	Prologis
Interline Brands, Inc.	11159 Aurua Avenue	Urbandale	IA	50322	R&R INVESTORS
Interline Brands, Inc.	304 S. 20th Street	Fairfield	IA	52556	Farris Properties
Interline Brands, Inc.	1223 West 76th Street	Davenport	IA	52806	JCO Properties
Interline Brands, Inc.	4840 Colt Road	Rockford	IL	61109	Harris N.A. Rockford as Trustee of the Trust #41-1409-00-6
Interline Brands, Inc.	8700 N. Allen Road	Peoria	IL	61612	VONACHEN ENTERPRISES
Interline Brands, Inc.	2401 West Herrin Ave	Herrin	IL	62948	AGRACEL, INC.
Interline Brands, Inc.	1100 North Lombard RD	Lombard	IL	60148	AMB US Logistics
Interline Brands, Inc.	8707 North By N.E. Blvd. #300	Fishers	IN	46038	Meritex NxNE LLC
Interline Brands, Inc.	10806 West 78th Street	Shawnee	KS	66214	BK Properties, LLC
Interline Brands, Inc.	4829 Jennings Lane	Louisville	KY	40218	Holly Investors
Interline Brands, Inc.	601 Edwards Avenue Suite B	Harahan	LA	70123	RM Realty
Interline Brands, Inc.	26 Millbury St	Auburn	MA	01501	Quest 26 Millbury, LLC
Interline Brands, Inc.	378 Commercial Street Unit C	Malden	MA	02148	Well-Com (Combined Properties)
Interline Brands, Inc.	6403 Amendale Road	Beltsville	MD	20705	Nazario Family LLC
Interline Brands, Inc.	23975 Research Drive	Farmington Hills	MI	48335	BGB Assoc
Interline Brands, Inc.	26411 Crestview Court	Farmington Hills	MI	48335	Segal Investments
Interline Brands, Inc.	23028 Commerce Drive	Farmington Hills	MI	48335	First Industrial LP
Interline Brands, Inc.	1930 Energy Park Drive	St. Paul	MN	55108	AMB Property LP

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
Interline Brands, Inc.	8461 Mid County Industrial Dr.	St. Louis	MO	63114	Cobalt Industrial REIT
Interline Brands, Inc.	312 1st Ave S	Great Falls	MT	59403	CASCADE LEASING
Interline Brands, Inc.	2205 South Ave W	Missoula	MT	59801	A&J PARTNERSHIP / MISSOULA
Interline Brands, Inc.	7010-A Reames Road	Charlotte	NC	28216	CK North Park / Childress Klein
Interline Brands, Inc.	407 Glasgow	Aberdeen	NC	28315	Jeanne Lally (53%) and Gerald Lally (47%)
Interline Brands, Inc.	6260 Abbott Drive	Omaha	NE	68110	BS HOLDINGS, INC.
Interline Brands, Inc.	4616 Pierce Drive	Lincoln	NE	68504	PIERCE DRIVE, LLC
Interline Brands, Inc.	804 East Gate Drive	Mt Laurel	NJ	08057	EXETER
Interline Brands, Inc.	1 Avenue A	Carlsdadt	NJ	07072	Ditobarbi
Interline Brands, Inc.	515 Heron Drive Pureland Industrial Park	Swedesboro	NJ	08085	Baker Properties
Interline Brands, Inc.	80 Twinbridge Drive	Pennsauken	NJ	08110	Bloom Orz – EAGLE
Interline Brands, Inc.	4031 Industrial Center Dr. #701	North Las Vegas	NV	89030	Prologis
Interline Brands, Inc.	Tower 1, Suite 406	Las Vegas	NV	89106	WMCV Phase I, LLC
Interline Brands, Inc.	5585 S. Valley View Blvd., Suite 3	Las Vegas	NV	89118	Sanfuchi Partnership
Interline Brands, Inc.	570 Taxter Road	Elmsford	NY	10523	Mack-Cali Realty
Interline Brands, Inc.	2395 International St.	Columbus	OH	43228	JAL Realty
Interline Brands, Inc.	7640 Hub Prkwy	Valley View	OH	44125	Carnegie Companies
Interline Brands, Inc.	3225 Chester Avenue	Cleveland	OH	44114	3209 Chester LLC
Interline Brands, Inc.	4650 Lake Forest Dr. Suite 400	Cincinnati	OH	45242	Cabot III – OH2M01-M02, LLC
Interline Brands, Inc.	5727 South Lewis Ave, Suite 705	Tulsa	OK	74105	PRINCIPLE EQUITY PROPERTIES
Interline Brands, Inc.	1830 N 109th East Ave	Tulsa	OK	74116	EVE PROPERTIES
Interline Brands, Inc.	7933 S. W. 34th Street	Oklahoma City	OK	73179	FLRF.INC

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
Interline Brands, Inc.	3989 Crater Lake Highway	Medford	OR	97504	SECURITY LAND & INVESTMENTS
Interline Brands, Inc.	700 Conger Street	Eugene	OR	97402	JLH PROPERTIES
Interline Brands, Inc.	2921 22nd Street SE	Salem	OR	97302	NATHAN LEVIN
Interline Brands, Inc.	10608 SW Industrial Way	Tualatin	OR	97062	TRI-COUNTY INDUSTRIAL
Interline Brands, Inc.	133 Westgate Drive	Beaver Falls	PA	15010	133 Westgate LLC
Interline Brands, Inc.	33 Runway Drive	Levittown	PA	19057	F. Greek Bristol Properties
Interline Brands, Inc.	Calle C Lot 3 Corujo Ind. Park, Hato Tejas	Bayamon	PR	00956	WPR Hato Tejas
Interline Brands, Inc.	1307 National Cemetery	Florence	SC	29506	MNOP, INC
Interline Brands, Inc.	2701 Eugenia Avenue	Nashville	TN	37211	E. Warner Bass and Robert J. Walker
Interline Brands, Inc.	50 Teledyne Place	LaVergne	TN	37086	Westport Investment Group
Interline Brands, Inc.	7110 Old Katy Road	Houston	TX	77024	Prisa Acquisition
Interline Brands, Inc.	3115 N. Great Southwest Parkway, Suite 100	Grand Prairie	TX	75050	MEPT Gateway
Interline Brands, Inc.	4740 Perrin Creek Suite 400	San Antonio	TX	78217	Prologis
Interline Brands, Inc.	7145 Industrial Ave. “Rear”	El Paso	TX	79915	National Realty Group & NCC
Interline Brands, Inc.	1110 W Washington St	Paris	TX	75460	JG PROPERTIES
Interline Brands, Inc.	1514 E. Frank Street	Lufkin	TX	75904	PERRY BROTHERS
Interline Brands, Inc.	4848 Perrin Creek Suite 640	San Antonio	TX	75050	Prologis
Interline Brands, Inc.	123 Nakoma Street	San Antonio	TX	78219	Cavender & Hill
Interline Brands, Inc.	1420 South 4800 West	Salt Lake City	UT	84014	Natomas Meadows LLC
Interline Brands, Inc.	6000 Eastport Blvd	Richmond	VA	23231	Liberty Property LTD Share
Interline Brands, Inc.	1149 Andover Park West	Seattle	WA	98188	Walton Southcenter
Interline Brands, Inc.	201 N. 2nd Avenue	Yakima	WA	98902	ROBERT F. SINCLAIR

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
Interline Brands, Inc.	3421 N Haven	Spokane	WA	99207	A&J PARTNERSHIP / SPOKANE
Interline Brands, Inc.	3310 E. Acorn Lane	Port Angeles	WA	98362	NORTH OLYMPIC BUILDING
Interline Brands, Inc.	18027 Highway 99, Suite G	Lynnwood	WA	98037	INGRAHAM CONST.

(c)	Public Warehouses or other Locations Pursuant to Bailment or Consignment Arrangements

(include name of Warehouse Operator or other Bailee or Consignee):

None.

(d)	Vendor Managed Locations Under the Control of the Grantor:

Name of Person / Entity in Possession of Collateral	Address	City	State	Zip Code
Benjamin Franklin Plbg (Rohnert Park, CA)-173	517 Jacoby St., Suite #9	San Rafael	CA	94901
Mike Cottle Plbg (Cole Services)-189	10652 Trask Ave	Garden Grove	CA	92843
Schuelke Plumbing	7243 Woodley Ave	Van Nuys	CA	91406
Dutton Plumbing	675 Cochran Street	Simi Valley	CA	93065
AAA Service Plumbing	5550 Marshall St	Denver	CO	80002
Brothers Plumbing & Heating	12249 Pennsylvania St.	Thornton	CO	80241
Calvert Mechanical, DE-92	410 Meco Dr	Wilmington	DE	19804
Boulden Services	714 Interchange Blvd.	Newark	DE	19711
Sobieski Services	3 N. Colonial Ave	Wilmington	DE	19805
Scott’s Services-177	5808 N 56th Street	Tampa	FL	33610
Midway Services-183	4677 118th Ave N	Clearwater	FL	33762
Plumbing Experts Boca Raton)-188	1060 Holland Dr Suite B	Boca Raton	FL	33487
Aqua Plumbing (Sarasota)-196	8283 Vico Ct	Sarasota	FL	34230
Rainaldi Plumbing	6111 Old Cheney Hwy	Orlando	FL	32807
Mister Sparky- FL	6301 Porter Rd. Unit 10	Sarasota	FL	34240
NM Cool	6150 Clark Center Ave.	Sarasota	FL	32438
Mike Douglas	517 Paul Morris Dr. Suite A	Englewood	FL	34223
Red Carpet Plumbing	905 E 128TH AVE	TAMPA	FL	33612
ART PLBG & AIR CONDITIONING	12438 WILES ROAD	CORAL SPRINGS	FL	33076
Marietta, GA Mister Sparky-77	2064 Canton Road	Marietta	GA	30066
Strictly Plumbing	3535 Industrial Avenue	Marion	IA	52302
Service Gas (Dekalb, IL)-172	17742 Somonauk Road	Dekalb	IL	60115
Precision Plumbing-178	1051 N Main St	Lombard	IL	60148
SPENGLER PLUMBING	1402 FRONTAGE RD	OFALLON	IL	62269

Name of Person / Entity in Possession of Collateral	Address	City	State	Zip Code
Blue Dot, Topeka KS	3365 SW Gage Blvd	Topeka	KS	66614
Tade Plumbing	2825 E KELLOGG DR	Wichita	KS	67211
Drexler Plumbing	2232 Bardstown Road	Louisville	KY	40205
MURPHY SERVICES, INC	34 WHITES PATH	SOUTH YARMOUTH	MA	02664
Ben Franklin, Mt Airy-209	2702 Back Acre Cir St110	Mt. Airy	MD	21771
MacGregor Plbg & Htg-181	235 Franklin Park	Harbor Springs	MI	49740
Thornton and Grooms- 221	24565 Hallwood Ct.	Farmington Hills	MI	48335
Ben Franklin of Minneapolis	1427 Washington Ave. N	Minneapolis	MN	55411
Advanced Comfort Systems	1000 Cape Hickory Rd	Hickory	NC	28601
Gold Medal (VMI) - 167	11 Cotters Lane	E. Brunswick	NJ	08816
Weltman Services	80 Industrial Road	Berkley Heights	NJ	07922
CARTWRIGHT’S PLUMBING HEATING & COOLING	7510 MALLARD WAY	SANTA FE	NM	87507
Pippin Brothers	207 SE D Ave	Lawton	OK	73501
Roher One Hour, PA-88	516 Running Pump Road	Lancaster	PA	17603
Essig Plumbing-210	1701 Fairview St	Reading	PA	19606
Gillece Services, Bridgeville, PA	3000 Washington Pike	Bridgeville	PA	15017
Meetze Plbg-193	10009 Broad River Rd	Irmo	SC	29063
ARS-NASHVILLE	4071 POWELL AVE	NASHVILLE	TN	37204
Abacus Plumbing-199	11431 Tood St	Houston	TX	77055
McDaniel & Sons-205	7501 Highway 287, Ste.B1	Arlington	TX	76001
Any Hour Inc.	1374 W 130 S	Orem	UT	84058
Whipple Service Champions	963 W. Folsom Ave.	Salt Lake City	UT	84104
Superior Water & Air	3536 South 1950 West	West Valley City	UT	84119
Manassas (Furr), VA - 96	9040 Mike Garcia Drive	Manassas	VA	20109
Superior Heating-179	6418 Old Meetze Rd. Suite E	Warrenton	VA	20186
Fraiser’s Plumbing-168	310 N Brown St	Rhinelander	WI	54501

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

None.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition except:

Borrower / Subsidiary	Name of Entity	Action	Date of Action	Jurisdiction of Formation
Interline Brands, Inc., a New Jersey Corporation	Eagle Maintenance Supply, Inc.	Eagle Maintenance Supply, Inc. was purchased by the Company	08/21/2008	New Jersey

Borrower / Subsidiary	Name of Entity	Action	Date of Action	Jurisdiction of Formation
Interline Brands, Inc., a New Jersey Corporation	AmSan LLC	Amsan LLC a wholly owned subsidiary of the Company was merged with the Company, with the Company as the surviving corporation	12/26/2008	Delaware
Interline Brands, Inc., a New Jersey Corporation	Eagle Maintenance Supply, Inc.	Eagle Maintenance Supply, Inc. a wholly owned subsidiary of the Borrower was merged with the Borrower, with the Borrower as the surviving corporation	12/25/2009	New Jersey
Interline Brands, Inc., a New Jersey Corporation	JanPak, Inc.	JanPak, Inc. was acquired by the Borrower. On 12/23/2013, JanPak, Inc. was converted from a corporation to a limited liability company and was renamed JanPak, LLC.	12/11/2012	West Virginia
Interline Brands, Inc., a New Jersey Corporation	JanPak of Texas, Inc.	JanPak of Texas, Inc. was acquired by the Borrower. On 12/23/2013, JanPak of Texas, Inc. was converted from a corporation to a limited liability company and was renamed JanPak of Texas, LLC.	12/11/2012	Texas
Interline Brands, Inc., a New Jersey Corporation	JanPak of South Carolina, Inc.	JanPak of South Carolina, Inc. was acquired by the Borrower. On 12/23/2013, JanPak of South Carolina, Inc. was converted from a corporation to a limited liability company and was renamed JanPak of South Carolina, LLC.	12/11/2012	South Carolina
Interline Brands, Inc., a New Jersey Corporation	Zip Technology, Inc.	Zip Technology, Inc. was acquired by the Borrower. On 12/23/2013, Zip Technology, Inc. was converted from a corporation to a limited liability company and was renamed Zip Technology, LLC.	12/11/2012	West Virginia
Interline Brands, Inc., a New Jersey Corporation	Wilmar Holdings, Inc.	Wilmar Holdings, Inc. a wholly owned subsidiary of the Borrower was merged with the Borrower, with the Borrower as the surviving corporation.	04/04/2013	New Jersey
Interline Brands, Inc., a New Jersey Corporation	CleanSource, Inc.	The assets of CleanSource, Inc. were purchased by the Borrower.	10/29/2010	California
Interline Brands, Inc., a New Jersey Corporation	Northern Colorado Paper, Inc.	The assets of Northern Colorado Paper, Inc. were purchased by the Borrower.	01/28/2011	Colorado

Borrower / Subsidiary	Name of Entity	Action	Date of Action	Jurisdiction of Formation
Interline Brands, Inc., a New Jersey Corporation	Pyramid II Janitorial Supplies and Equipment, Inc.	The assets of Pyramid II Janitorial Supplies and Equipment, Inc. were purchased by the Borrower.	07/01/2012	Florida

INFORMATION AND COLLATERAL LOCATIONS OF WILMAR FINANCIAL, INC.

I.	Name of Grantor: Wilmar Financial, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2727105

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Wilmar Financial, Inc.

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d)	Vendor Managed Locations Under the Control of the Grantor:

None.

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

None.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition except:

None.

INFORMATION AND COLLATERAL LOCATIONS OF IBI MERCHANDISING SERVICES, INC.

I.	Name of Grantor: IBI Merchandising Services, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 5263667

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Interline Brands, Inc.

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations Pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d)	Vendor Managed Locations Under the Control of the Grantor:

None.

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

None.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition (other than the Merger), except:

None.

INFORMATION AND COLLATERAL LOCATIONS OF GLENWOOD ACQUISITION LLC

I.	Name of Grantor: Glenwood Acquisition LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 3641125

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Glenwood Acquisition LLC

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d)	Vendor Managed Locations Under the Control of the Grantor:

None.

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

None.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition except:

None.

INFORMATION AND COLLATERAL LOCATIONS OF JANPAK, LLC

I.	Name of Grantor: JanPak, LLC

II.	State of Incorporation or Organization: West Virginia

III.	Type of Entity: Limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: None.

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Chief Executive Office and Mailing Address

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

1.	100 Bluefield Avenue, Bluefield, WV 24701 (3.84 acre property with one building of approx. 100,000 sq. ft.; JanPak, LLC owns 2.86 acres of the property)

2.	101 Industrial Park, Bristol, TN 37621 (5.11 acre property with one building of approx. 57,600 sq. ft.)

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
JanPak, LLC	8075 Troon Circle, Suite A1	Austell	GA	30168	CRP-2 Holdings CC, LP
JanPak, LLC	Shelby West Commerce Center 175 Airview Lane, Suite 100	Alabaster	AL	35007	Shelby West Industrial Enterprises II, LLC
JanPak, LLC	1504 E 34th Street	Chattanooga	TN	37407	Advance Paper Company
JanPak, LLC	610 Kelsey Court, Suite 100	West Columbia	SC	29172	MV Southeast LLC
JanPak, LLC	705 Griffith Street	Davidson	SC	28036	The 705 Company LLC
JanPak, LLC	6356 Clara Road, Suite 100	Houston	TX	77041	ProLogis Texas III LLC
JanPak, LLC	1140 Jordan Road Northeast	Huntsville	AL	35811	West Huntsville Land Co.
JanPak, LLC	6600 Pritchard Road	Jacksonville	FL	32254	Welsh/Republic Pritchard Road LLC
JanPak, LLC	7780 Westside Industrial Drive[1]	Jacksonville	FL	32219	Stone Mountain Industrial Park, Inc.
JanPak, LLC	950 Gills Drive, Suite 100	Orlando	FL	32824	Liberty Property Limited Partnership

[1]	The property will be vacated and the lease terminated by December 14, 2012.

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
JanPak, LLC	1091 Gills Drive	Orlando	FL	32824	Auto Boat Storage Inc.
JanPak, LLC	3915 Twin City Highway	Port Arthur	TX	77642	Dr. James T. Shepherd
JanPak, LLC	550 Northridge Park Drive	Rural Hall	NC	27045	FAWN Industrial LLC
JanPak, LLC	110 Innovation Drive	Summerville	SC	29483	Quattlebaum Development Company, L.L.C.
JanPak, LLC	264 Proctor Road	Rossville	GA	30741	Highpoint Properties LLC
JanPak, LLC	185 North Gifford Lane	Richfield	NC	28137	W Lee Simmons and Associates; W. Lee Simmons & Sonya Simmons
JanPak, LLC	6144 Little Seven Mile Road	Huntington	WV	25702	James P. Mastrangelo

(c)	Public Warehouses or other Locations Pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d)	Vendor Managed Locations Under the Control of the Grantor:

None.

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

JanPak, Inc.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition (other than the Merger), except:

Borrower / Subsidiary	Name of Entity	Action	Date of Action	Jurisdiction of Formation
JanPak, LLC	M & P Industries, Inc.	Asset acquisition	08/18/2008	WV
JanPak, LLC	Alternative Packaging Source Inc.	Asset acquisition	10/01/2009	FL
JanPak, LLC	Royal Supply Co. Inc.	Asset acquisition	07/01/2010	WV
JanPak, LLC	Melillo Distributing Company, Inc.	Asset acquisition	11/01/2010	FL
JanPak, LLC	SSS Distribution, L.L.C.	Asset acquisition	04/21/2011	TX
JanPak, LLC	Advance Paper Company	Asset acquisition	04/01/2012	TN
JanPak, LLC	ABM Janitorial Services, Inc. and Southern Management ABM, LLC	Asset acquisition	09/30/2012	DE

INFORMATION AND COLLATERAL LOCATIONS OF JANPAK OF TEXAS, LLC

I.	Name of Grantor: JanPak of Texas, LLC

II	State of Incorporation or Organization: Texas

III.	Type of Entity: Limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 801904758

V.	Federal Identification Number:

VI,	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Chief Executive Office and Mailing Address

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

Loan Party	Address	City	State	Zip Code	Landlord / Owner if Leased
JanPak of Texas, LLC	3101 High River Road, Suite 101	Fort Worth	TX	76155	CPF River Park LLC

(c)	Public Warehouses or other Locations Pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1. Murphy Bonded Warehouse, 2391 Levy Street, Shreveport, LA 71103

(d)	Vendor Managed Locations Under the Control of the Grantor:

None.

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

JanPak of Texas, Inc.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition except:

None.

INFORMATION AND COLLATERAL LOCATIONS OF JANPAK OF SOUTH CAROLINA, LLC

I.	Name of Grantor: JanPak of South Carolina, LLC

II.	State of Incorporation or Organization: South Carolina

III.	Type of Entity: Limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: None.

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Chief Executive Office and Mailing Address

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

1.	134 Leader Drive, Greenville, SC 29602 (5.18 acres of property with one building measuring approx. 84,419 sq. ft.)

(b)	Properties Leased by the Grantor (Include Landlord’s Name)

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d)	Vendor Managed Locations Under the Control of the Grantor:

None.

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

JanPak of South Carolina, Inc.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition except:

None.

INFORMATION AND COLLATERAL LOCATIONS OF ZIP TECHNOLOGY, LLC

I.	Name of Grantor: Zip Technology, LLC

II.	State of Incorporation or Organization: West Virginia

III.	Type of Entity: Limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: None.

V.	Federal Identification Number:

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Chief Executive Office and Mailing Address

701 San Marco Boulevard

Jacksonville, FL 32207 U.S.A.

Attention: Treasurer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d)	Vendor Managed Locations Under the Control of the Grantor:

None.

VIII.	Prior Names: During the five years prior to the First Amendment Effective Date, the Grantor has not been known by or used any other corporate or fictitious name, except:

ZIP Technology, Inc.

IX.	Prior Mergers or Other Acquisitions: In the five years preceding the First Amendment Effective Date, the Grantor has not been a party to any merger or consolidation or been a party to any acquisition except:

None.

EXHIBIT B

(See Sections 3.1, 3.5 and 7.1 of Security Agreement)

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS, COMMODITIES ACCOUNTS

EXHIBIT B-1

DEPOSIT ACCOUNTS

*	Indicates Collateral Deposit Account.

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
IBI Merchandising Services, Inc. (DE)	IBI MerchCo.	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MIdAtlantic RRC*	Wells Fargo		PO Box 63020 San Francisco, CA 94163	1-800-289-3557
Interline Brands, Inc. (NJ)	Investment Account	Oppenheimer		18 Columbia Turnpike, Florham Park, NJ 07932	1-800-620-6726
Interline Brands, Inc. (NJ)	IBI-REPO	JP. Morgan Chase		383 Madison Avenue, New York, New York 10179	1-212-270-6000
Interline Brands, Inc. (NJ)	DACA Account	JP. Morgan Chase		PO BOX 659754, San Antonio, TX 78265	1-800-242-7338
Interline Brands, Inc. (NJ)	365 USL – California*	Wells Fargo		PO Box 6995 Portland, OR 97228-6995	1-800-225-5935
Interline Brands, Inc. (NJ)	Barnett Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	US Lock Merchant Deposit*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	LeRan Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	JDE PAYABLES	Bank of America		P.O. Box 4899 Atlanta, GA 30302-4899	1-888-400-9009
Interline Brands, Inc. (NJ)	JACKSONVILLE-Pre-encoded*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MAIN OPERATING A/C*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Barnett Lockbox*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	LOCKBOX-WILMAR*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	US Lock Lockbox*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
Interline Brands, Inc. (NJ)	Payroll	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	IBI Corporate Receipts	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Interline Brands #123 Wilmar*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	LOCAL 190*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	AmSan Merchant Deposit*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Copperfield Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MUSA Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Wilmar Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	AmSanLockbox Receipts*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	NCP Operating	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	CleanSource Collections*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	NCP Disbursements	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	NCP Collections*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MAIN OPERATING A/C	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Cash	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	CleanSource Disbursement	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Trayco Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Sexauer Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
Interline Brands, Inc. (NJ)	SunStar Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	AF Lighting Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	JDE ACH*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Pyramid Operating	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Homeparts	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MRO Local Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	JanSan Local Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	AmSan Herrin #471*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Thailand Rep Office	Bangkok Bank		333 Silom Road Bangkok 10500, Thailand	+66-0-2645-5555
Interline Brands, Inc. (NJ)	Thailand Rep Office	Bangkok Bank		333 Silom Road Bangkok 10500, Thailand	+66-0-2645-5555
Interline Brands, Inc. (NJ)	Peoria*	Busey Bank		PO Box 4028 Champaign IL 61824	1-800-672-8739
Interline Brands, Inc. (NJ)	NEW ORLEANS*	Capital One		3939 W John Carpenter Way, Irving, TX 75063	(888)755-2172
Interline Brands, Inc. (NJ)	Paris*	Capital One		3939 W John Carpenter Way, Irving, TX 75063	(888)755-2172
Interline Brands, Inc. (NJ)	New Orleans*	Capital One		3939 W John Carpenter Way, Irving, TX 75063	(888)755-2172
Interline Brands, Inc. (NJ)	DALLAS*	CHASE		PO Box 659754 San Antonio, TX 78265-9754	1-800-242-7338
Interline Brands, Inc. (NJ)	SAM IRVINS*	Frost National		PO BOX 16509, Fort Worth, TX 76162	1-800-513-7678
Interline Brands, Inc. (NJ)	CINCINNATI*	Huntington		PO Box 1558 EA1W37 Columbus OH 43216-1558	1-800-480-2001
Interline Brands, Inc. (NJ)	Cleveland*	Key Bank		800 Superior Ave, Cleveland, OH 44114	1-800-539-2968
Interline Brands, Inc. (NJ)	Iowa*	Libertyville Savings Bank		PO Box 744 Fairfield, Iowa 52556	1-877-886-1600

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
Interline Brands, Inc. (NJ)	LOUISVILLE*	PNC BANK		PO Box 609 Pittsburgh, PA 15230-9738	1-877-287-2654
Interline Brands, Inc. (NJ)	PITTSBURGH PU*	PNC BANK		PO Box 609 Pittsburgh, PA 15230-9738	1-877-287-2654
Interline Brands, Inc. (NJ)	USL KENTUCKY*	PNC BANK		PO Box 609 Pittsburgh, PA 15230-9738	1-877-287-2654
Interline Brands, Inc. (NJ)	NATIONAL CITY-LVL REG- SX*	PNC BANK		PO Box 609 Pittsburgh, PA 15230-9738	1-877-287-2654
Interline Brands, Inc. (NJ)	BIRMINGHAM*	Regions Bank		8758 East 96th Street Fishers, IN 46038	1-800-734-4667
Interline Brands, Inc. (NJ)	INDIANAPOLIS*	Regions Bank		8758 East 96th Street Fishers, IN 46038	1-800-734-4667
Interline Brands, Inc. (NJ)	Atlanta*	Regions Bank		8758 East 96th Street Fishers, IN 46038	1-800-734-4667
Interline Brands, Inc. (NJ)	ST LOUIS*	St. Johns		PO BOX 149014, St Louis, MI 63114	1-314-423-2265
Interline Brands, Inc. (NJ)	Denver/ Denver South*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Denver/ Denver South*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Denver/ Denver South*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	NDC West*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	NDC East*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	COLUMBUS*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Minn/ St Paul*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Davenport*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	St Paul*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Omaha*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
Interline Brands, Inc. (NJ)	St. Paul / MN*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Columbus*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	NDC West*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Pueblo*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Greeley*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	Greeley 4th*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	JanSan Deposits*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
Interline Brands, Inc. (NJ)	MRO Deposits*	US Bank		PO Box 1800 Saint Paul, Minnesota 55101-0800	1-800-377-3053
JanPak, LLC	JanPak CDA Account	Bank of America		P.O. Box 4899 Atlanta, GA 30302-4899	1-888-400-9009
JanPak, LLC	JanPak Operating	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	JanPak Payroll Disbursement	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	JanPak Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	JanPak AP Disbursements	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	JanPak Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	Cash Collateral Account	Wells Fargo		401 South Tryon Charlotte, NC 28288	1-612-673-8635
JanPak, LLC	Operating / AP Account	Wells Fargo		401 South Tryon Charlotte, NC 28288	1-612-673-8635
JanPak, LLC	Merchant Account*	Wells Fargo		401 South Tryon Charlotte, NC 28288	1-612-673-8635
JanPak, LLC	A/P Account	Wells Fargo		401 South Tryon Charlotte, NC 28288	1-612-673-8635

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
JanPak, LLC	Payroll Account	Wells Fargo		401 South Tryon Charlotte, NC 28288	1-612-673-8635
JanPak, LLC	Field Support*	First Century, Bluefield WV		500 Federal St, Bluefield WV 24701	1-304-325-8181
JanPak, LLC	Bluefield DC*	First Century, Bluefield WV		500 Federal St, Bluefield WV 24701	1-304-325-8181
JanPak, LLC	Deposit Account*	First Sentry Bank, Huntington WV		823 8th St, Huntington WV 25721	1-304-522-6400
JanPak, LLC	Deposit Account*	AmSouth (now Regions), Huntsville, AL		1031 Winchester Rd NE Huntsville AL 35811	1-334-501-0293
Wilmar Financial, Inc.	Wilmar Financial, Inc. Money Market	US Bank		300 Delaware Avenue, Wilmington, DE 19801	1-302-576-3712
Wilmar Financial, Inc.	Wilmar Financial, Inc. Depository	Wells Fargo		PO Box 63020 San Francisco, CA 94163	1-800-289-3557
Zip Technology, LLC	Deposit Account	First Century, Bluefield WV		500 Federal St, Bluefield WV 24701	1-304-325-8181
Diversified Chemicals and Supply, Inc.[2]	Diversified Account	Wells Fargo		401 South Tryon Charlotte, NC 28288	1-612-673-8635

EXHIBIT B-II

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
Interline Brands, Inc. (NJ)	MIdAtlantic RRC*	Wells Fargo		PO Box 63020 San Francisco, CA 94163	1-800-289-3557
Interline Brands, Inc. (NJ)	365 USL – California*	Wells Fargo		PO Box 6995 Portland, OR 97228-6995	1-800-225-5935
Interline Brands, Inc. (NJ)	Barnett Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	US Lock Merchant Deposit*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009

[2]	This account is used as a deposit account pursuant to an Exclusive Supplier Agreement between Diversified Chemicals and Supply, Inc. and JanPak of Texas, Inc. dated September 17, 2012.

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
Interline Brands, Inc. (NJ)	LeRan Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	JACKSONVILLE-Pre-encoded*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MAIN OPERATING A/C*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Barnett Lockbox*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	LOCKBOX-WILMAR*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	US Lock Lockbox*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Interline Brands #123 Wilmar*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	LOCAL 190*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	AmSan Merchant Deposit*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Copperfield Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MUSA Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Wilmar Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	AmSanLockbox Receipts*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	CleanSource Collections*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	NCP Collections*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Trayco Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	Sexauer Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	SunStar Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009

ENTITY	ACCOUNT DESCRIPTION	BANK	ACCOUNT #	ADDRESS	TELEPHONE
Interline Brands, Inc. (NJ)	AF Lighting Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	JDE ACH*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	MRO Local Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	JanSan Local Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
Interline Brands, Inc. (NJ)	AmSan Herrin #471*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	JanPak Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	JanPak Merchant Deposits*	Bank of America		P.O. Box 25118 Tampa, Florida 33622-5118	1-888-400-9009
JanPak, LLC	Merchant Account*	Wells Fargo		401 South Tryon Charlotte, NC 28288	1-612-673-8635
JanPak, LLC	Field Support*	First Century, Bluefield WV		500 Federal St, Bluefield WV 24701	1-304-325-8181
JanPak, LLC	Bluefield DC*	First Century, Bluefield WV		500 Federal St, Bluefield WV 24701	1-304-325-8181
JanPak, LLC	Deposit Account*	First Sentry Bank, Huntington WV		823 8th St, Huntington WV 25721	1-304-522-6400
JanPak, LLC	Deposit Account*	AmSouth (now Regions), Huntsville, AL		1031 Winchester Rd NE Huntsville AL 35811	1-334-501-0293

SECURITIES ACCOUNTS

None.

COMMIDITY ACCOUNTS

None.

EXHIBIT C

(See Section 3.7 of Security Agreement)

LETTER OF CREDIT RIGHTS

i) Standby Letters of Credit

None.

ii) Commercial Letters of Credit

None.

CHATTEL PAPER

None.

EXHIBIT D

(Sec Sections 3.10 and 3.11 of Security Agreement)

Patents and Patent Applications

Title	Patent No.	Issue Date	Record Owner	Status
Chimney Cover	6,152,817	11/28/2000	Interline Brands, Inc.	Issued
Chimney Damper With Locking Mechanism	5,556,329	09/17/1996	Interline Brands, Inc.	Issued
Light Switch Device	D457,145	05/14/2002	Interline Brands, Inc.	Issued
Liner Adaptor for Chimney	CA2455364	10/06/2009	Interline Brands, Inc.	Issued
Liner Adaptor for Chimneys	6,852,023	02/08/2005	Interline Brands, Inc.	Issued
Pivoting Recessed Light Fixture	8,444,302	05/21/2013	Interline Brands, Inc.	Issued
Top Sealing Chimney Cap	5,437,574	08/01/1995	Interline Brands, Inc.	Issued
Universal Chimney Cap	6,918,827	07/19/2005	Interline Brands, Inc.	Issued

Copyrights and Copyright Applications

Title	Registration Number
Ace Maintenance Mart	TX-4-153-802
One Source Supply, Inc.	TX-2-761-878
One Source Supply, Inc.	TX-3-090-373
One Source Supply, Inc.	TX-3-265-612
One Source Supply, Inc.	TX-3-824-524
One Source Supply, Inc.	TX-4-075-516
The Supply Depot, Inc., catalog ‘95	TX-4-061-009
The Supply Depot, Inc.	TX-2-293-655
The Supply Depot, Inc., Catalog, volume 1	TX-5-136-514
The Supply Depot, Inc.	TX-2-744-527
The Supply Depot, Inc.	TX-3-563-041 TX-3-563-040
Wilmar quality maintenance products master catalog : vol. 7.	TX-3-734-942
Wilmar quality maintenance products : vol. 10P.	TX-4-777-852
Wihnar master catalog : vol. 12P.	TX-4-777-853
Wilmar master catalog : vol. 9P.	TX-4-777-854
Wilmar quality maintenance products : vol. 11P.	TX-4-777-855

Title	Registration Number
Wilmar, the big book : vol. 13.	TX-4-777-856
Willmar multi-housing & lodging catalog.	TX-4-777-881
Wilmar buying guide : vol. 6.	TX-4-777-882
Wilmar Catalog, vol. 14	TX-5-136-540
Trayco, Inc., tools, cleaners, compounds, and fasteners: catalog section E	TX-2-464-014
Residential faucet & valve repairyarts : catalog section B	TX-2-464-713
Trayco, Inc., catalog section F.	TX-2-467-505
Trayco, Inc., commercial and institutional faucet & valve repair parts : OEM parts and quality Trayco replacements: catalog section C.	TX-2-469-423
Trayco, Inc.: flushometers and repair parts : catalog section G.	TX-2-478-400
Trayco, Inc., waste & supply products : catalog section D.	TX-2-596-036
Plumbing & heating specialties.	TX-2-664-040
Trayco, Inc., heating repair products catalog section K.	TX-2-779-067
Master Catalog	TX-3-524-I55
The Sexauer system of standardized repair service. By Harold Frederick Springhorn.	RE-347-421
Catalog, By J.A. Sexauer Manufacturing Co., Inc.	RE-586-821
Stem catalogue. By J.A. Sexauer Manufacturing Co., Inc.	RE-652-972
K-70 price list. By J.A. Sexauer Manufacturing Co., Inc.	RE-782-951
Supplement to Sexauer catalog edition “K.” By J.A. Sexauer Manufacturing Co., Inc.	RE-782-952
1971 price List-50th anniversary. By J.A. Sexauer Manufacturing Co., Inc.	RE-792-254
50th anniversary	RE-804-125
Sexauer master catalog, 1997.	PA-907-451
Plumbing & heating repair parts: catalog section 1: general maintenance.	TX-191-680
Tools, kits & chemicals : catalog section 2.	TX-192-815
Kitchen & utility sink repairs: catalog section 5.	TX-194-393
Toilet & tank repairs : catalog section 7.	TX-194-394
Lavatory repairs : catalog section 4.	TX-194-413
Commercial & institutional repairs : catalog section 3.	TX-194-580
Tub & shower repairs : catalog section 6.	TX-194-836
Take a look at what’s new from Sexauer]: Supplement to Master catalog/ 1st edition.	TX-348-827
Master catalog.	TX-589-452
Master catalog.	TX-792-694
Stem handbook: faucet stems, cartridges & bonnet assemblies	TX-1-206-527
Electrical maintenance products : catalog section 9.	TX-1-684-509
Stem handbook : faucet stems, cartridges & bonnet assemblies: catalog section 10.	TX-1-686-817
Electrical maintenance products : catalog section 9.	TX-2-398-521
Master catalog / J.A. Sexauer	TX-2-584-387

Title	Registration Number
Master catalog / J.A. Sexauer	TX-3-021-301
Master catalog	TX-3-518-677
Heating and air conditioning repair and maintenance products: catalog section 11.	TX-3-581-973
Faucet stems, handles, and bibb seats : catalog section 10.	TX-3-606-319
Faucet stems, handles, and bibb seats : catalog section 10.	TX-4-178-061
Electrical maintenance products : catalog section 9, rev. July, 1995.	TX-4-242-472
Home products.	TX-4-250-716
Maintenance Choice	TX-4-422-964
Maintenance choice	TX-4-691-586
Maintenance choice.	TX-4-901-157
Sexauer	TX-1-206-528
Sexauer	TX-1-688-620
Sexauer	TX-4-115-636
Sexauer	TX-4-619-198
Stem handbook	TX-2-022-382
Stem handbook	TX-2-394-386
Value Plus	TX-2-385-475
Value Plus	TX-2-532-178 Prev. reg. 1988,
Electrical maintenance products	TX-3-049-488
Electrical maintenance products	TX-3-254-289
Electrical maintenance products	TX-3-709-457
Heating and air conditioning repair and maintenance products.	TX-3-051-570
Barnett Brass & Copper, net price catalog K-179J, 1979.	TX-306750
Barnett Brass & Copper, net price catalog K-479J, 1979.	TX-306749
Barnett Brass & Copper, net price catalog K-779J, 1979.	TX-306748
Barnett, the contractor’s choice: 1958-1998.	TX-4790268
Barnett, plumbing, electrical, hardware: Jan., Feb., Mar., 1995	TX-4064429
Catalog Section 11	TX-1684489
Catalog Section 9	TX-1855090
Heating & A/C Repair & Maintenance Products Catalog Section 11	TX-3266913
Heating & Air Conditioning Repair & Maintenance Products	TX-2037172
Master Catalog 1999	TX-5032652
Master Catalog Sixth Edition	TX-2084000
Stem Handbook	TX-1848095
The Supply Depot: Repair and Maintenance Products for Apartment Buildings - Vol. 1	TX-5136514
Trayco Inc. Catalog Section G	TX-2478400

Title	Registration Number
Trayco Logo	TX-1954062
Value Plus Catalog Sec. 12	TX-3261768
k-70 price list	A250998
Supplement to Sexauer catalog edition “K”	A250999
Stem catalog	A311767
50th Anniversary	A437485, A437676
Catalog K	A687909
Sexauer Stem catalog for master plumbers and maintenance mechanics	A756033
Supplement to third edition catalog “P”	A875698
Sexauer plumbing products	R320523
Supplementary catalog of new products added to the famous quality Sexauer line	RE870259
Supplementary catalog price list	RE870258
Price list April 30, 1974	RE870260
Catalog	RE870261
Electrical maintenance products	TX2027996
Catalog Special Edition	A579-349
Industry, Intensity, Integrity & Intelligence (3rd Edition Catalog P)	A 894353
Mule-Kick	15713/R313192
Mule-Kick	40304/R226770
Plumbing and Heating Supplies	RE 2-879 / AA 160070
Price List April 30, 1974	A 579348
Price List Edition P	A 705092
Price List Edition P	A 875699
Quality Plumbing and Heating Specialties	RE 353-291 / A402577
Sexauer Plumbing Products	15903 / R320523
Sexauer Products Edition P (Catalog)	A 670029
Sexauer Stem Catalog for Master Plumbers and Maintenance Mechanics	A 756033
Sexauer System of Standardized Repair Service	A 279905
Supplement to Third Edition Catalog P	A 875698
Supplemental Catalog of New Product Added to Quality Sexauer Line	AA 519333
Supplementary Catalog Price List	AA 522439
Copperfield Chimney Supply, Inc.: wholesale catalog	TX-4-700-197
Copperfield Chimney Supply, Inc., 1999-2000 faIl/winter catalog	TX-5-384-447
Copperfield Chimney Supply, Inc., 2000-2001 wholesale catalog	TX-5-384-448
Copperfield Chimney Supply, Inc., 2001-2002 wholesale catalog	TX-5-384-449
Copperfield Chimney Supply, Inc., 1998-1999 wholesale catalog	TX-5-384-450
Sexauer 1999, main catalog	TX-5-121-967

Title	Registration Number
Maintenance Choice	TX-5-129-965
Maintenance Choice	TX-5-389-157
Maintenance Choice	TX-5-287-086
Master Catalog 3rd Edition	CA 412-503
Master Catalog 1999	CA 478-853
Master Catalog	CA 389-032
Sexauer Products; price list	RE 880-192
Sexauer Product Edition P (Catalog)	RE 880-193

Trademarks and Trademark Applications

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
	Canada	1,363,815	02/10/2012	Interline Brands, Inc.	Registered
	Canada	0545553/ TMA322,379	01/02/1987	Interline Brands, Inc.	Registered
GELCO	Canada	1,239,026/ TMA667,438	07/12/2006	Interline Brands, Inc., Fairfield, Iowa	Registered
LIQUI-ZYME	Canada	0857706/ TMA533,706	09/28/2000	J.A. Sexauer, Inc.	Registered
LOCK-TOP	Canada	1,239,028/ TMA662,676	04/18/2006	Interline Brands, Inc., Fairfield, Iowa	Registered
LYEMANCE	Canada	1,239,027/ TMA669,037	07/31/2006	Interline Brands, Inc., Fairfield, Iowa	Registered
MAINTENANCE CHOICE	Canada	0823441/ TMA517,696	10/08/1999	J.A. Sexauer, Inc.	Registered
MULE KICK	Canada	0765010/ TMA446,798	08/25/1995	J.A. Sexauer, Inc.	Registered
PREMIERPLUS	Canada	1488959	07/16/2010	Interline Brands, Inc.	Pending
QUICK-PICK	Canada	0758134/ TMA473,783	03/26/1997	J.A. Sexauer, Inc.	Registered
SEXAUER	Canada	0545552/ TMA316,729	07/25/1986	J.A. Sexauer, Inc.	Registered
VALUE PLUS	Canada	0562063/ TMA334,336	11/20/1987	J.A. Sexauer, Inc.	Registered
VALUE PLUS logo	Canada	0562064/ TMA331,694	09/04/1987	J.A. Sexauer, Inc.	Registered
PREMIER (stylized)	China	6685999	04/28/2008	Interline Brands, Inc.	Pending
SEXAUER	Puerto Rico	18,023	03/08/1973	Interline Brands, Inc.	Registered
SEXAUER	Puerto Rico	18,017	03/08/1973	Interline Brands, Inc.	Registered

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
SEXAUER	Puerto Rico	17,910	12/06/1972	Interline Brands, Inc.	Registered
SEXAUER	Puerto Rico	18,018	03/08/1973	Interline Brands, Inc.	Registered
	U.S. Federal	3910668	01/25/2011	Interline Brands, Inc.	Registered
	U.S. Federal	3903964	01/11/2011	Interline Brands, Inc.	Registered
	U.S. Federal	3916874	02/08/2011	Interline Brands, Inc.	Registered
	U.S. Federal	3988478	07/05/2011	Interline Brands, Inc.	Registered
	U.S. Federal	0558587	05/13/1952	Interline Brands, Inc.	Registered
	U.S. Federal	2369493	07/18/2000	Interline Brands, Inc.	Registered
	U.S. Federal	2541649	02/19/2002	Interline Brands, Inc.	Registered
	U.S. Federal	2942331	04/19/2005	Interline Brands, Inc.	Registered
	U.S. Federal	3844961	09/07/2010	Interline Brands, Inc.	Registered
	U.S. Federal	3505004	09/23/2008	Interline Brands, Inc.	Registered
	U.S. Federal	3504990	09/23/2008	Interline Brands, Inc.	Registered
	U.S. Federal	0439361	06/22/1948	Interline Brands, Inc.	Registered
	U.S. Federal	0224528	03/01/1927	Interline Brands, Inc.	Registered
	U.S. Federal	3442774	06/03/2008	Interline Brands, Inc.	Registered
	U.S. Federal	3544984	12/09/2008	Interline Brands, Inc.	Registered
	U.S. Federal	3623550	05/19/2009	Interline Brands, Inc.	Registered

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
	U.S. Federal	2310694	01/25/2000	Interline Brands, Inc.	Registered
	U.S. Federal	1702822	07/28/1992	Interline Brands, Inc.	Registered
	U.S. Federal	2323254	02/29/2000	Interline Brands, Inc.	Registered
	U.S. Federal	2317422	02/15/2000	Interline Brands, Inc.	Registered
	U.S. Federal	2327939	03/14/2000	Interline Brands, Inc.	Registered
	U.S. Federal	2007761	10/15/1996	Interline Brands, Inc.	Registered
	U.S. Federal	0538820	03/06/1951	Interline Brands, Inc.	Registered
	U.S. Federal	0558236	04/29/1952	Interline Brands, Inc.	Registered
	U.S. Federal	1134409	05/06/1980	Interline Brands, Inc.	Registered
	U.S. Federal	1135759	05/20/1980	Interline Brands, Inc.	Registered
	U.S. Federal	1135402	05/20/1980	Interline Brands, Inc.	Registered
	U.S. Federal	1137747	07/15/1980	Interline Brands, Inc.	Registered
	U.S. Federal	1142351	12/09/1980	Interline Brands, Inc.	Registered
	U.S. Federal	1148671	03/24/1981	Interline Brands, Inc.	Registered
	U.S. Federal	1185370	01/12/1982	Interline Brands, Inc.	Registered
	U.S. Federal	1183470	12/29/1981	Interline Brands, Inc.	Registered
	U.S. Federal	0289929	12/15/1931	Interline Brands, Inc.	Registered
	U.S. Federal	3985227	06/28/2011	Interline Brands, Inc.	Registered
AF LIGHTING	U.S. Federal	3910664	01/25/2011	Interline Brands, Inc.	Registered

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
AF LIGHTING	U.S. Federal	3903952	01/11/2011	Interline Brands, Inc.	Registered

ALL FIT	U.S. Federal	4278498	01/22/2013	Interline Brands, Inc.	Registered
ALL FIT	U.S. Federal	4330390	05/07/2013	Interline Brands, Inc.	Registered
ALL FIT	U.S. Federal	4221562	10/09/2012	Interline Brands, Inc.	Registered
ALL FIT	U.S. Federal	4221596	10/09/2012	Interline Brands, Inc.	Registered
AMSAN	U.S. Federal	2464679	06/26/2001	Interline Brands, Inc.	Registered
AMSAN	U.S. Federal	2565493	04/30/2002	Interline Brands, Inc.	Registered
AMSAN	U.S. Federal	3076262	04/04/2006	Interline Brands, Inc.	Registered
AMSAN	U.S. Federal	3844956	09/07/2010	Interline Brands, Inc.	Registered
AMSAN	U.S. Federal	2942331	04/19/05	Interline Brands, Inc.	Registered
AMSAN E-ACCESS	U.S. Federal	3308414	10/09/2007	Interline Brands, Inc.	Registered
AMSAN IN-SITE	U.S. Federal	(86049529)	(08/27/2013)	Interline Brands, Inc.	Pending
AMSAN IN-SITE	U.S. Federal	(86049755)	(08/28/2013)	Interline Brands, Inc.	Pending
AMSAN SELECTCARE	U.S. Federal	(86101325)	(10/24/2013)	Interline Brands, Inc.	Pending
AMSAN UNIVERSITY	U.S. Federal	3162068	10/24/2006	Interline Brands, Inc.	Registered
BALA	U.S. Federal	2308782	01/18/2000	Interline Brands, Inc.	Registered
BARNETT	U.S. Federal	3470979	07/22/2008	Interline Brands, Inc.	Registered
BARNETT	U.S. Federal	3479540	08/05/2008	Interline Brands, Inc.	Registered
BARNETT SELECTCARE	U.S. Federal	(86101348)	10/25/2013	Interline Brands, Inc.	Pending
BIG DUTY DEADBOLT	U.S. Federal	1947684	01/09/1996	Interline Brands, Inc.	Registered
BIG JERRY	U.S. Federal	0765650	02/25/1964	Interline Brands, Inc.	Registered
BLUE SPOT	U.S. Federal	0958856	05/15/1973	Interline Brands, Inc.	Registered
BRIDGE LIGHTING	U.S. Federal	3480660	08/05/2008	Interline Brands, Inc.	Registered
BULL DOG	U.S. Federal	0959791	05/29/1973	Interline Brands, Inc.	Registered
C2 LABORATORIES	U.S. Federal	2472992	07/31/2001	Interline Brands, Inc.	Registered
CALIBER	U.S. Federal	4255406	12/04/2012	Interline Brands, Inc.	Registered
CASTAWAY	U.S. Federal	3732623	12/29/2009	Interline Brands, Inc.	Registered
CASTOFF	U.S. Federal	3971266	05/31/2011	Interline Brands, Inc.	Registered
CLEAN SOURCE	U.S. Federal	2282778	10/05/1999	Interline Brands, Inc.	Registered
CLEAN SOURCE	U.S. Federal	2368001	07/18/2000	Interline Brands, Inc.	Registered
CLEAN SOURCE and design	U.S. Federal	2270441	08/17/1999	Interline Brands, Inc.	Registered
CLEANSOURCE	U.S. Federal	2122234	12/16/1997	Interline Brands, Inc.	Registered
CLEANSOURCE IN-SITE	U.S. Federal	(86067597)	(09/18/2013)	Interline Brands, Inc.	Pending
CLEANSOURCE IN-SITE	U.S. Federal	(86067771)	(09/18/2013)	Interline Brands, Inc.	Pending
COPPERFIELD	U.S. Federal	3980578	06/21/2011	Interline Brands, Inc.	Registered
COPPERFIELD	U.S. Federal	1583068	02/13/1990	Interline Brands, Inc.	Registered
DESIGNER’S TOUCH	U.S. Federal	(86127906)	(11/25/2013)	Interline Brands, Inc.	Pending

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
DISTINCTIVE BY DESIGN	U.S. Federal	(85940932)	05/23/2013	Interline Brands, Inc.	Pending

DISTINCTIVE BY DESIGN	U.S. Federal	4462334	01/07/2014	Interline Brands, Inc.	Registered
DISTINCTIVE BY DESIGN (intent-to-use)	U.S. Federal	(85943220)	(05/28/2013)	Interline Brands, Inc.	Pending
DISTINCTIVE BY DESIGN	U.S. Federal	(85943413)	(05/28/2013)	Interline Brands, Inc.	Pending
DISTINCTIVE BY DESIGN	U.S. Federal	(85941065)	(05/23/2013	Interline Brands, Inc.	Pending
EAGLE MAINTENANCE SUPPLY	U.S. Federal	3,643,089	06/23/2009	Interline Brands, Inc.	Registered
EASY-TITE	U.S. Federal	0891583	05/26/1970	Interline Brands, Inc.	Registered
EASY-WRAP	U.S. Federal	1048507	09/21/1976	Interline Brands, Inc.	Registered
ECOSOURCE	U.S. Federal	4222099	10/09/2012	Interline Brands, Inc.	Registered
ENDURANCE 2000	U.S. Federal	3442742	06/03/2008	Interline Brands, Inc.	Registered
GARRISON	U.S. Federal	3544986	12/09/2008	Interline Brands, Inc.	Registered
GARRISON	U.S. Federal	3623499	05/19/2009	Interline Brands, Inc.	Registered
GELCO	U.S. Federal	2984849	08/16/2005	Interline Brands, Inc.	Registered
GET IT ALL WITH ONE CALL	U.S. Federal	2228253	03/02/1999	Interline Brands, Inc.	Registered
GSI	U.S. Federal	1768359	05/04/1993	Interline Brands, Inc.	Registered
HANDY ANDY	U.S. Federal	0288175	10/20/1931	Interline Brands, Inc.	Registered
HARDWARE EXPRESS	U.S. Federal	3985213	06/28/2011	Interline Brands, Inc.	Registered
HOMESAVER	U.S. Federal	1740848	12/22/1992	Interline Brands, Inc.	Registered
HOMESAVER	U.S. Federal	2328111	03/14/2000	Interline Brands, Inc.	Registered
HORSEPOWER	U.S. Federal	3859155	10/12/2010	Interline Brands, Inc.	Registered
IMPROVE MORE. EFFORT LESS	U.S. Federal	(85836719)	(01/30/2013)	Interline Brands, Inc.	Pending
IMPROVE MORE. EFFORT LESS	U.S. Federal	(85980983)	(01/30/2013)	Interline Brands, Inc.	Pending
INTERLINE	U.S. Federal	2759591	09/02/2003	Interline Brands, Inc.	Registered
INTERLINE BRANDS	U.S. Federal	3448685	06/17/2008	Interline Brands, Inc.	Registered
INTERLINE INSTITUTIONAL	U.S. Federal	(86101720)	(10/25/2013)	Interline Brands, Inc.	Pending
JANPAK	U.S. Federal	4388206	08/20/2013	Interline Brands, Inc.	Registered
	U.S. Federal	4388207	08/20/2013	Interline Brands, Inc.	Registered
JANPAK IN-SITE	U.S. Federal	(86049788)	(08/28/2013)	Interline Brands, Inc.	Pending
JANPAK IN-SITE	U.S. Federal	(86049903)	(08/28/2013)	Interline Brands, Inc.	Pending

LEGEND	U.S. Federal	4470,883	01/21/2014	Interline Brands, Inc.	Registered

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
	U.S. Federal	4480679	02/11/2014	Interline Brands, Inc.	Registered
LIME TAMER	U.S. Federal	1539892	05/23/1989	Interline Brands, Inc.	Registered
LIQUI-ZYME	U.S. Federal	2258587	07/06/1999	Interline Brands, Inc.	Registered
LOCK-TOP	U.S. Federal	2947569	05/10/2005	Interline Brands, Inc.	Registered
LYEMANCE	U.S. Federal	2984827	08/16/2005	Interline Brands, Inc.	Registered
MAINTENANCE USA	U.S. Federal	3980581	06/21/2011	Interline Brands, Inc.	Registered
MONUMENT	U.S. Federal	4358295	06/25/2013	Interline Brands, Inc.	Registered
NATURE - GREEN	U.S. Federal	2107994	10/21/1997	Interline Brands, Inc.	Registered
NEO-TITE	U.S. Federal	1917954	09/12/1995	Interline Brands, Inc.	Registered
PREFERRED INDUSTRIES	U.S. Federal	3224101	04/03/2007	Interline Brands, Inc.	Registered
PREFERRED INDUSTRIES	U.S. Federal	(86135738)	(12/05/2013)	Interline Brands, Inc.	Pending
PREMIER	U.S. Federal	2215678	01/05/1999	Interline Brands, Inc.	Registered
PREMIER	U.S. Federal	3250866	06/12/2007	Interline Brands, Inc.	Registered
PREMIERPLUS	U.S. Federal	2945744	05/03/2005	Interline Brands, Inc.	Registered
PROFORMA	U.S. Federal	3372877	01/22/2008	Interline Brands, Inc.	Registered
PROFORMA	U.S. Federal	3394840	03/11/2008	Interline Brands, Inc.	Registered
PROPLUS	U.S. Federal	3978479	06/14/2011	Interline Brands, Inc.	Registered
PROPLUS	U.S. Federal	3716189	11/24/2009	Interline Brands, Inc.	Registered
PROPLUS	U.S. Federal	3814996	07/06/2010	Interline Brands, Inc.	Registered
QLSS	U.S. Federal	4466365	06/12/2013	Interline Brands, Inc.	Registered
RENOVATIONSPLUS	U.S. Federal	3118706	07/25/2006	Interline Brands, Inc.	Registered
RENOWN	U.S. Federal	3150579	10/03/2006	Interline Brands, Inc.	Registered
RENOWN	U.S. Federal	3158841	10/17/2006	Interline Brands, Inc.	Registered
RIPTIDE	U.S. Federal	4280534	01/22/2013	Interline Brands, Inc.	Registered
ROCHESTER	U.S. Federal	(86174399)	(01/24/2014)	Interline Brands, Inc.	Pending
SECURITY BOW	U.S. Federal	3573601	02/10/2009	Interline Brands, Inc.	Registered
SEXAUER	U.S. Federal	3917233	02/08/2011	Interline Brands, Inc.	Registered
SEXAUER	U.S. Federal	0533533	11/21/1950	Interline Brands, Inc.	Registered
SEXAUER	U.S. Federal	0536341	01/16/1951	Interline Brands, Inc.	Registered
SEXAUER	U.S. Federal	0848767	05/07/1968	Interline Brands, Inc.	Registered
SEXAUER	U.S. Federal	0880136	11/04/1969	Interline Brands, Inc.	Registered
SEXAUER	U.S. Federal	2197011	10/20/1998	Interline Brands, Inc.	Registered
SEXAUER IN-SITE	U.S. Federal	(86067557)	(09/18/2013)	Interline Brands, Inc.	Pending

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
SEXAUER IN-SITE	U.S. Federal	(86067566)	(09/18/2013)	Interline Brands, Inc.	Pending
STEEL HARBOR	U.S. Federal	(86127073)	(11/22/2013)	Interline Brands, Inc.	Pending

SUNSTAR LIGHTING	U.S. Federal	(85819731)	(01/20/2013)	Interline Brands, Inc.	Pending
	U.S. Federal	(85819997)	(01/20/2013)	Interline Brands, Inc.	Pending
SUPPLIQ	U.S. Federal	(86187082)	(02/07/2014)	Interline Brands, Inc.	Pending

SUPPLYWARE	U.S. Federal	(86101575)	(10/25/2013	Interline Brands, Inc.	Pending
SURE-GRIP	U.S. Federal	0980821	03/26/1974	Interline Brands, Inc.	Registered
TKO	U.S. Federal	3826390	07/27/2010	Interline Brands, Inc.	Registered
TRAYCO	U.S. Federal	3917267	02/08/2011	Interline Brands, Inc.	Registered
TRAYCO	U.S. Federal	2473132	07/31/2001	Interline Brands, Inc.	Registered
TRAYCO IN-SITE	U.S. Federal	(86069993)	(09/20/2013)	Interline Brands, Inc.	Pending

TRAYCO IN-SITE	U.S. Federal	(86070011)	(09/20/2013)	Interline Brands, Inc.	Pending
TRAYCO logo	U.S. Federal	3917270	02/08/2011	Interline Brands, Inc.	Registered
U.S. LOCK	U.S. Federal	1163405	08/04/1981	Interline Brands, Inc.	Registered
U.S. LOCK	U.S. Federal	3992289	07/12/2011	Interline Brands, Inc.	Registered
VISIBLE STOCK CONTROL	U.S. Federal	0817247	10/25/1966	Interline Brands, Inc.	Registered
WHEN IT COMES TO KEEPING CRITTERS OUT OF CHIMNEYS, WE’RE ANIMALS!	U.S. Federal	3298445	09/25/2007	Interline Brands, Inc.	Registered
WILMAR	U.S. Federal	3904235	01/11/2011	Interline Brands, Inc.	Registered
WILMAR	U.S. Federal	2072965	06/24/1997	Interline Brands, Inc.	Registered
WILMAR (stylized)	U.S. Federal	3907454	01/18/2011	Interline Brands, Inc.	Registered
WILMAR SELECTCARE	U.S. Federal	(86101386)	(10/25/2013)	Interline Brands, Inc.	Pending

WOODFIELD	U.S. Federal	3909893	01/25/2011	Interline Brands, Inc.	Registered
WOODFIELD	U.S. Federal	3814074	07/06/2010	Interline Brands, Inc.	Registered
WOODFIELD	U.S. Federal	3814137	07/06/2010	Interline Brands, Inc.	Registered
WOODFIELD	U.S. Federal	3847356	09/14/2010	Interline Brands, Inc.	Registered
	U.S. Federal	(85843765)	(02/07/2013)	Interline Brands, Inc.	Pending

Mark	Jurisdiction	Reg. No. (serial no.)	Registered (Filed)	Owner	Status - Liens
	U.S. Federal	(85980984)	(02/07/2013	Interline Brands, Inc.	Pending
HOMEPARTS	U.S. Federal	(85837591)	(01/31/2013)	Interline Brands, Inc.	Pending

HOMEPARTS	U.S. Federal	(85980965)	(01/31/0213)	Interline Brands, Inc.	Pending

HOMEPARTS.COM	U.S. Federal	(85837667	(01/31/2013)	Interline Brands, Inc.	Pending

	U.S. Federal	(85474319)	(11/16/2011)	Interline Brands, Inc.	Pending
	U.S. Federal	(85474331)	(11/16/2011)	Interline Brands, Inc.	Pending
InterlineMRO	U.S. Federal	4176749	07/17/2012	Interline Brands, Inc.	Registered

	U.S. Federal	4176842	07/17/2012	Interline Brands, Inc.	Registered

DISTINCTIVE, RESPONSIBLE SOLUTIONS	U.S. Federal	3511747	10/07/2008	Interline Brands, Inc.	Registered
CLEAN ZONE	U.S. Federal	3780306	04/27/2010	Interline Brands, Inc.	Registered
OUR FOCUS IS YOUR ADVANTAGE	U.S. Federal	(86196470)	(02/18/2014)	Interline Brands, Inc.	Pending

EXHIBIT E

(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral” in Section 1.3 of Security Agreement)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

STOCKS

Name of Grantor	Issuer	Certificate Number	Number of Shares	Class of Stock	Percentage of Outstanding Shares
Interline Brands, Inc., a New Jersey Corporation	IBI Merchandising Services, Inc.	1	100	Common	100%
Interline Brands, Inc., a New Jersey Corporation	Wilmar Financial, Inc., a Delaware Corporation	1	100	Common	100%
Interline Brands, Inc., a New Jersey Corporation	Glenwood Acquisition LLC, a limited liability company	N/A	N/A	N/A	100%
Interline Brands, Inc., a New Jersey Corporation	Barnett of the Caribbean, Inc., A Puerto Rico corporation	2	65	Common	65%
Interline Brands, Inc., a New Jersey Corporation	Sexauer Ltd., a Canada company	Com-3 Reissued	65	Common	65%
Interline Brands, Inc., a New Jersey Corporation	Interline Brands Hong Kong Limited, a Hong Kong company	1	650	Common	65%
Interline Brands Hong Kong Limited, a Hong Kong company	Interline Brands International Trading (Shenzhen) Co. Ltd., a China company	N/A	N/A	Common	100%
Glenwood Acquisition LLC, a limited liability company	Buyers Access LLC, a limited liability company	N/A	N/A	N/A	50%
JanPak, LLC	JanPak of South Carolina, LLC				100%
JanPak, LLC	JanPak of Texas, LLC				100%
JanPak, LLC	Zip Technology, LLC				100%
JanPak, LLC	JanPak Clean Solutions, LLC				100%

BONDS

None.

GOVERNMENT SECURITIES

None.

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Ownership of certain de minimis shares of stock acquired in the ordinary course of business in connection with certain acquisitions or the company’s required participation in certain retailer programs.

Name of Grantor	Issuer	Number of Shares	Class of Stock	Percentage of Outstanding Shares
JanPak, LLC	Evolution Insurance Company, Ltd.	1 unit consisting of 1 voting common share and 1 non-voting preference share	Voting Common Non-voting redeemable preference	0.1%

PLEDGED NOTES

Holder	Obligor	Original Principal Amount

Interline Brands, Inc., a New Jersey corporation	Interline Brands Hong Kong Limited, a Hong Kong company	Credit line with a maximum amount of $1,000,000, with $800,000 drawn

Wilmar Financials Inc., a Delaware corporation	Interline Brands, Inc. a New Jersey corporation	Intercompany loan in the amount of $40,000,000

Intercompany Subordinated Note, dated September 7, 2012.

EXHIBIT F

(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS WILL BE FILED

Grantor	Office
Interline Brands, Inc., a New Jersey corporation	New Jersey Department of Treasury/Office of the Treasurer/Division of Revenue, Uniform Commercial Code Section
IBI Merchandising Services, Inc.	Secretary of State of the State of Delaware
Wilmar Financial, Inc.	Secretary of State of the State of Delaware
Glenwood Acquisition LLC	Secretary of State of the State of Delaware
JanPak, LLC	Secretary of State of the State of West Virginia
JanPak of South Carolina, LLC	Secretary of State of the State of South Carolina
JanPak of Texas, LLC	Secretary of State of the State of Texas
Zip Technology, LLC	Secretary of State of the State of West Virginia

EXHIBIT G

(See Sections 4.4 and 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated                  , 20         (this “Amendment”) is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Amended and Restated Pledge and Security Agreement, dated as of March [17], 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the undersigned, as the Grantors, and Bank of America, N.A., as the Administrative Agent, and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in the Security Agreement, and the undersigned hereby grants a security interest to the Administrative Agent in all of the Collateral listed on Schedule I to this Amendment, and all such Collateral shall secure all Secured Obligations referred to in the Security Agreement.

By:
Name:
Title:

SCHEDULE I TO AMENDMENT

STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

PLEDGED NOTES

Holder	Obligor	Original Principal Amount

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Name of Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed

EXHIBIT H

FORM OF COPYRIGHT SECURITY AGREEMENT

EXHIBIT H

FORM OF COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this “Agreement”) is entered into as of [            ], 20[    ] by and among [                    ], a [                    ] located at [                    ], and [                    ], a [                    ] located at [                    ] (each a “Grantor” and, collectively, “Grantors”), and Bank of America, N.A., a national banking association located at 300 Galleria Parkway, Suite 800 Atlanta, Georgia 30339, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Secured Parties (as defined in the Security Agreement referred to below) in connection with the Credit Agreement referred to below.

R E C I T A L S:

WHEREAS, pursuant to that certain Credit Agreement dated as of September 7, 2012 (as it may be amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among Interline Brands, Inc., a New Jersey corporation (the “Company”), Interline Brands, Inc., a Delaware corporation, each subsidiary of the Company listed as a “Borrower” on the signature pages thereto or that subsequently joins as a “Borrower”, each entity listed as a “Loan Party” and a “Loan Guarantor” on the signature pages thereto or that subsequently joins as a “Loan Guarantor”, the Administrative Agent, and the Lenders from time to time party thereto, the Lenders have agreed to extend credit to the Borrowers on the terms and conditions specified therein;

WHEREAS, in accordance with the requirements of the Credit Agreement and in consideration of the credit extended by the Lenders to the Borrowers, the Grantors, and certain subsidiaries of the Company have executed and delivered that certain Amended and Restated Pledge and Security Agreement dated as of March 17, 2014 (as the same may be amended, restated, supplemented or modified from time to time, the “Security Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties, pursuant to which each Grantor pledged, assigned and granted to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under all of its Collateral, including the Copyright Collateral (as defined below), in each case whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located, to secure the prompt and complete payment and performance of the Secured Obligations; and

WHEREAS, pursuant to the Credit Agreement and the Security Agreement, the Grantors are required to execute and deliver this Agreement;

NOW, THEREFORE, for valuable consideration hereby acknowledged, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Agreement.

Section 2. Grant of Security Interest.

Each Grantor hereby pledges, assigns, and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a continuing security interest in and Lien upon all of such Grantor’s right, title and interest in, to and under the following property, in each case, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade name or derivations thereof) and whether owned by or consigned by or to, or leased from or to, such Grantor, and regardless of where located (collectively, the “Copyright Collateral”):

(a) all copyright registrations and copyright registration applications set forth on Schedule I hereto;

(b) all mask works, as defined under 17 U.S.C. § 901, et seq, and applications and registrations thereof;

(c) all renewals or extensions of any of the foregoing;

(d) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing;

(e) all rights to sue for past, present and future infringements of any of the foregoing;

(f) all rights corresponding to any of the foregoing throughout the world;

(g) (i) all licensing agreements, consents to use, covenants not to sue or similar arrangements in and to any copyrights, (ii) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including without limitation, damages and payments for past, present and future breaches thereof, and (iii) all rights to sue for past, present and future breaches thereof; and

(h) all accessions to, substitutions for and replacements, products, and cash and non-cash proceeds of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

Section 3. Security Agreement.

The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Agreement, and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Security Agreement, the Administrative Agent shall determine, in its discretion, which terms shall control.

Section 4. Release.

The Liens granted hereunder shall terminate concomitantly with the Liens granted under the Security Agreement in accordance with its terms.

Section 5. Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement. Notwithstanding the foregoing, the Administrative Agent may modify this Agreement, after obtaining the applicable Grantor’s approval of or signature to such modification, by amending Schedule 1 to include reference to any right, title or interest in any Copyright Collateral currently owned by such Grantor or any Copyright Collateral acquired by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyright Collateral in which such Grantor no longer has or claims any right, title or interest.

Section 6. CHOICE OF LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO THE FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 7. Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, intending to be legally bound, each Grantor has caused this COPYRIGHT SECURITY AGREEMENT to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)
	)	ss.
COUNTY OF	)

On this [     ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of [                    ], who being by me duly sworn did depose and say that he is an authorized officer of said [corporation/limited liability company], that the said instrument was signed on behalf of said [corporation/limited liability company] as authorized by its [Board of Directors/Member(s)/Manager(s)] and that he acknowledged said instrument to be the free act and deed of said [corporation/limited liability company].

Notary Public

My Commission Expires:

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)
	)	ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of [                    ], who being by me duly sworn did depose and say that he is an authorized officer of said [corporation/limited liability company], that the said instrument was signed on behalf of said [corporation/limited liability company] as authorized by its [Board of Directors/Member(s)/Manager(s)] and that he acknowledged said instrument to be the free act and deed of said [corporation/limited liability company].

Notary Public

My Commission Expires:

ACKNOWLEDGEMENT OF ADMINISTRATIVE AGENT

STATE OF	)
	)	ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Bank of America, N.A., a national banking association, who being by me duly sworn did depose and say that he is an authorized officer of said bank, that the said instrument was signed on behalf of said bank as authorized by its bylaws or a resolution of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said bank.

Notary Public

My Commission Expires:

SCHEDULE I

TO

COPYRIGHT SECURITY AGREEMENT

EXHIBIT I

FORM OF PATENT SECURITY AGREEMENT

EXHIBIT I

FORM OF PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this “Agreement”) is entered into as of [            ], 20[    ] by and among [                    ], a [                    ] located at [                    ], and [                    ], a [                    ] located at [                    ] (each a “Grantor” and, collectively, “Grantors”), and Bank of America, N.A., a national banking association located at 300 Galleria Parkway, Suite 800 Atlanta, Georgia 30339, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Secured Parties (as defined in the Security Agreement referred to below) in connection with the Credit Agreement referred to below.

R E C I T A L S:

WHEREAS, pursuant to that certain Credit Agreement dated as of September 7, 2012 (as it may be amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among Interline Brands, Inc., a New Jersey corporation (the “Company”), Interline Brands, Inc., a Delaware corporation, each subsidiary of the Company listed as a “Borrower” on the signature pages thereto or that subsequently joins as a “Borrower”, each entity listed as a “Loan Party” and a “Loan Guarantor” on the signature pages thereto or that subsequently joins as a “Loan Guarantor”, the Administrative Agent, and the Lenders from time to time party thereto, the Lenders have agreed to extend credit to the Borrowers on the terms and conditions specified therein;

WHEREAS, in accordance with the requirements of the Credit Agreement and in consideration of the credit extended by the Lenders to the Borrowers, the Grantors, and certain subsidiaries of the Company have executed and delivered that certain Amended and Restated Pledge and Security Agreement dated as of March 17, 2014 (as the same may be amended, restated, supplemented or modified from time to time, the “Security Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties, pursuant to which each Grantor pledged, assigned and granted to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under all of its Collateral, including the Patent Collateral (as defined below), in each case whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located, to secure the prompt and complete payment and performance of the Secured Obligations; and

WHEREAS, pursuant to the Credit Agreement and the Security Agreement, the Grantors are required to execute and deliver this Agreement;

NOW, THEREFORE, for valuable consideration hereby acknowledged, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Agreement.

Section 2. Grant of Security Interest.

Each Grantor hereby pledges, assigns, and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a continuing security interest in and Lien upon all of such Grantor’s right, title and interest in, to and under the following property, in each case, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade name or derivations thereof) and whether owned by or consigned by or to, or leased from or to, such Grantor, and regardless of where located (collectively, the “Patent Collateral”):

(a) any and all patents and patent applications set forth on Schedule I hereto;

(b) all inventions and improvements claimed therein;

(c) all reissues, divisions, continuations, extensions and continuations-in-part of the foregoing;

(d) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect to the foregoing, including, without limitation, damages and payments for past, present and future infringements of the foregoing;

(e) all rights to sue for past, present and future infringements of the foregoing;

(f) all rights corresponding to any of the foregoing throughout the world;

(g) (i) all licensing agreements, consents to use, covenants not to sue or similar arrangements in and to any patents, (ii) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including without limitation, damages and payments for past, present and future breaches thereof, and (iii) all rights to sue for past, present and future breaches thereof; and

(h) all accessions to, substitutions for and replacements, products, and cash and non-cash proceeds of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations.

Section 3. Security Agreement.

The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Agreement, and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Security Agreement, the Administrative Agent shall determine, in its discretion, which terms shall control.

Section 4. Release.

The Liens granted hereunder shall terminate concomitantly with the Liens granted under the Security Agreement in accordance with its terms.

Section 5. Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement. Notwithstanding the foregoing, the Administrative Agent may modify this Agreement, after obtaining the applicable Grantor’s approval of or signature to such modification, by amending Schedule 1 to include reference to any right, title or interest in any Patent Collateral currently owned by such Grantor or any Patent Collateral acquired by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Patent Collateral in which such Grantor no longer has or claims any right, title or interest.

Section 6. CHOICE OF LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO THE FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 7. Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, intending to be legally bound, each Grantor has caused this PATENT SECURITY AGREEMENT to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)
	)	ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of [                    ], who being by me duly sworn did depose and say that he is an authorized officer of said [corporation/limited liability company], that the said instrument was signed on behalf of said [corporation/limited liability company] as authorized by its [Board of Directors/Member(s)/Manager(s)] and that he acknowledged said instrument to be the free act and deed of said [corporation/limited liability company].

Notary Public

My Commission Expires:

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)
	)	ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of [                    ], who being by me duly sworn did depose and say that he is an authorized officer of said [corporation/limited liability company], that the said instrument was signed on behalf of said [corporation/limited liability company] as authorized by its [Board of Directors/Member(s)/Manager(s)] and that he acknowledged said instrument to be the free act and deed of said [corporation/limited liability company].

Notary Public

My Commission Expires:

ACKNOWLEDGEMENT OF ADMINISTRATIVE AGENT

STATE OF	)
	)	ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Bank of America, N.A., a national banking association, who being by me duly sworn did depose and say that he is an authorized officer of said bank, that the said instrument was signed on behalf of said bank as authorized by its bylaws or a resolution of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said bank.

Notary Public

My Commission Expires:

SCHEDULE I

TO

PATENT SECURITY AGREEMENT

EXHIBIT J

FORM OF TRADEMARK SECURITY AGREEMENT

EXHIBIT J

FORM OF TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (as it may be amended, restated, supplemented or modified from time to time, this “Agreement”) is entered into as of [            ], 20[    ] by and among [                    ], a [                    ] located at [                    ], and [                    ], a [                    ] located at [                    ] (each a “Grantor” and, collectively, “Grantors”), and Bank of America, N.A., a national banking association located at 300 Galleria Parkway, Suite 800 Atlanta, Georgia 30339, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other Secured Parties (as defined in the Security Agreement referred to below) in connection with the Credit Agreement referred to below.

R E C I T A L S:

WHEREAS, pursuant to that certain Credit Agreement dated as of September 7, 2012 (as it may be amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among Interline Brands, Inc., a New Jersey corporation (the “Company”), Interline Brands, Inc., a Delaware corporation, each subsidiary of the Company listed as a “Borrower” on the signature pages thereto or that subsequently joins as a “Borrower”, each entity listed as a “Loan Party” and a “Loan Guarantor” on the signature pages thereto or that subsequently joins as a “Loan Guarantor”, the Administrative Agent, and the Lenders from time to time party thereto, the Lenders have agreed to extend credit to the Borrowers on the terms and conditions specified therein;

WHEREAS, in accordance with the requirements of the Credit Agreement and in consideration of the credit extended by the Lenders to the Borrowers, the Grantors and certain subsidiaries of the Company have executed and delivered that certain Amended and Restated Pledge and Security Agreement dated as of March 17, 2014 (as the same may be amended, restated, supplemented or modified from time to time, the “Security Agreement”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties, pursuant to which each Grantor pledged, assigned and granted to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under all of its Collateral, including the Trademark Collateral (as defined below), in each case whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located, to secure the prompt and complete payment and performance of the Secured Obligations; and

WHEREAS, pursuant to the Credit Agreement and the Security Agreement, the Grantors are required to execute and deliver this Agreement;

NOW, THEREFORE, for valuable consideration hereby acknowledged, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Security Agreement.

Section 2. Grant of Security Interest.

Each Grantor hereby pledges, assigns, and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a continuing security interest in and Lien upon all of such Grantor’s right, title and interest in, to and under the following property, in each case, whether now owned by or owing to, or hereafter acquired by or arising in favor of, such Grantor (including under any trade name or derivations thereof) and whether owned by or consigned by or to, or leased from or to, such Grantor, and regardless of where located (collectively, the “Trademark Collateral”):

(a) all trademarks (including service marks), and the registrations and applications for registration thereof including, but not limited to, U.S. registered trademarks and service marks and U.S. trademarks and service marks applications, set forth on Schedule I hereto;

(b) all goodwill of the business connected with the use of and symbolized by the foregoing;

(c) all renewals of the foregoing;

(d) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect to the foregoing, including, without limitation, damages, claims and payments for past, present and future infringements thereof;

(e) all rights to sue for past, present and future infringements of the foregoing, including, without limitation, all rights to settle suits involving claims and demands for royalties owing;

(f) all rights corresponding to any of the foregoing throughout the world;

(g) (i) all licensing agreements, consents to use, covenants not to sue or similar arrangements in and to any trademarks, (ii) all income, royalties, damages, claims and payments now or hereafter due or payable under and with respect thereto, including without limitation, damages and payments for past, present and future breaches thereof, and (iii) all rights to sue for past, present and future breaches thereof; and

(h) all accessions to, substitutions for and replacements, products, and cash and non-cash proceeds of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations. Notwithstanding the foregoing, the Trademark Collateral shall not include any trademark application filed in the USPTO on the basis of a Grantor’s intent-to-use such trademark prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, to the extent, and only for so long as, the granting by a Grantor of a security interest therein would result in the loss by such Grantor of any material rights therein, or impair the validity or enforceability of any registration that issues therefrom under applicable federal law.

Section 3. Security Agreement.

The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to the Administrative Agent pursuant to the Security Agreement, and each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any irreconcilable conflict between the terms of this Agreement and the terms of the Security Agreement, the Administrative Agent shall determine, in its discretion, which terms shall control.

Section 4. Release.

The Liens granted hereunder shall terminate concomitantly with the Liens granted under the Security Agreement in accordance with its terms.

Section 5. Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement. Notwithstanding the foregoing, the Administrative Agent may modify this Agreement, after obtaining the applicable Grantor’s approval of or signature to such modification, by amending Schedule 1 to include reference to any right, title or interest in any Trademark Collateral currently owned by such Grantor or any Trademark Collateral acquired by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Trademark Collateral in which such Grantor no longer has or claims any right, title or interest.

Section 6. CHOICE OF LAW.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO THE FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 7. Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, intending to be legally bound, each Grantor has caused this TRADEMARK SECURITY AGREEMENT to be duly executed and delivered by its duly authorized officer as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

ACCEPTED AND AGREED
as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)
) ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of [                    ], who being by me duly sworn did depose and say that he is an authorized officer of said [corporation/limited liability company], that the said instrument was signed on behalf of said [corporation/limited liability company] as authorized by its [Board of Directors/Member(s)/Manager(s)] and that he acknowledged said instrument to be the free act and deed of said [corporation/limited liability company].

Notary Public

My Commission Expires:

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)
) ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of [                    ], who being by me duly sworn did depose and say that he is an authorized officer of said [corporation/limited liability company], that the said instrument was signed on behalf of said [corporation/limited liability company] as authorized by its [Board of Directors/Member(s)/Manager(s)] and that he acknowledged said instrument to be the free act and deed of said [corporation/limited liability company].

Notary Public

My Commission Expires:

ACKNOWLEDGEMENT OF ADMINISTRATIVE AGENT

STATE OF	)
) ss.
COUNTY OF	)

On this [    ] day of [            ], 20[    ] before me personally appeared [                    ], proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Bank of America, N.A., a national banking association, who being by me duly sworn did depose and say that he is an authorized officer of said bank, that the said instrument was signed on behalf of said bank as authorized by its bylaws or a resolution of its Board of Directors and that he acknowledged said instrument to be the free act and deed of said bank.

Notary Public

My Commission Expires:

SCHEDULE I

TO

TRADEMARK SECURITY AGREEMENT

EXHIBIT K

COMMERCIAL TORT CLAIMS

None.

EXHIBIT B-I

(See Sections 3.5 and 7.1 of Security Agreement)

DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number	Check here if Deposit Account is a Collateral Deposit Account	Description of Deposit Account if not a Collateral Deposit Account

SECURITIES ACCOUNTS

Name of Grantor	Name of Institution

COMMODITIES ACCOUNTS

Name of Grantor	Name of Institution

EXHIBIT B-II

(See Section 3.1 of Security Agreement)

CONTROL AGREEMENTS

EXHIBIT C

(See Section 3.7 of Security Agreement)

LETTER OF CREDIT RIGHTS

CHATTEL PAPER

EXHIBIT D

(See Sections 3.10 and 3.11 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

PATENTS

Name of Grantor	Patent Title	Patent Number	Issue Date

PATENT APPLICATIONS

Name of Grantor	Patent Application	Application Filing Date	Application Serial Number

TRADEMARKS

Name of Grantor	Trademark	Registration Date	Registration Number

TRADEMARK APPLICATIONS

Name of Grantor	Trademark	Application Filing Date	Application Serial Number

COPYRIGHTS

Name of Grantor	Title of Work	Registration Date	Registration Number

COPYRIGHT APPLICATIONS

Name of Grantor	Title of Work	Application Filing Date	Application Serial Number

INTELLECTUAL PROPERTY LICENSES

Name of Grantor	Name of Agreement	Date of Agreement	Parties to Agreement

EXHIBIT E

(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral” in Section 1.3 of Security Agreement)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

PLEDGED NOTES

Holder	Obligor	Original Principal Amount

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

EXHIBIT F

(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS HAVE BEEN FILED

Grantor	Office

EXHIBIT G

(See Sections 4.4 and 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated             , 20     (this “Amendment”) is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Amended and Restated Pledge and Security Agreement, dated as of March 17, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the undersigned, as the Grantors, and Bank of America, N.A., as the Administrative Agent, and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in the Security Agreement, and the undersigned hereby grants a security interest to the Administrative Agent in all of the Collateral listed on Schedule I to this Amendment, and all such Collateral shall secure all Secured Obligations referred to in the Security Agreement.

By:
Name:
Title:

SCHEDULE I TO AMENDMENT

STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares

BONDS

Name of Grantor	Issuer	Number	Face Amount	Coupon Rate	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

PLEDGED NOTES

Holder	Obligor	Original Principal Amount

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Name of Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed

EXHIBIT H

FORM OF COPYRIGHT SECURITY AGREEMENT

EXHIBIT I

FORM OF PATENT SECURITY AGREEMENT

EXHIBIT J

FORM OF TRADEMARK SECURITY AGREEMENT

EXHIBIT K

(See Definition of “Commercial Tort Claims” in Section 1.3 of Security Agreement)

COMMERCIAL TORT CLAIMS

Name of Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed